Exhibit 13.2

Services Agreement

This Services Agreement (the “Agreement”) is entered into and effective as of June 1, 2022 (the “Effective Date”) by and between:

1.                   DST Asset Manager Solutions, Inc., a corporation organized in the Commonwealth of Massachusetts (referred to herein as “DST” or the “Transfer Agent”), and

2.                   Each of the investment vehicles listed in Schedule A (each, a “Fund” and collectively, the “Funds”);

The Funds and DST each may be referred to individually as a “Party” or collectively as “Parties.”

1.                   Definitions; Interpretation

1.1.             As used in this Agreement, the following terms have the following meanings:

(a)                “Action” means any civil, criminal, regulatory or administrative lawsuit, allegation, demand, claim, counterclaim, action, dispute, sanction, suit, request, inquiry, investigation, arbitration or proceeding, in each case, made, asserted, commenced or threatened by any Person (including any Government Authority).

(b)                “Affiliate” means, with respect to any Person, any other Person that is controlled by, controls, or is under common control with such Person and “control” of a Person means: (i) ownership of, or possession of the right to vote, more than 25% of the outstanding voting equity of that Person or (ii) the right to control the appointment of the board of directors or analogous governing body, management or executive officers of that Person.

(c)                "Authorized Person” has the meaning set forth in Schedule B "Services" hereto, Section B.1.A(ii).

(d)                “Business Day” means a day other than a Saturday or Sunday on which the New York Stock Exchange is open for business.

(e)                “Claim” means any Action arising out of the subject matter of, or in any way related to, this Agreement, its formation or the Services.

(f)                 “Fund Data” means all information Fund, including data related to securities trades and other transaction data, investment returns, issue descriptions, and Market Data provided by the Fund and all output and derivatives thereof, necessary to enable DST to perform the Services, but excluding DST Property.

(g)                “Confidential Information” means any information about the Fund or DST, including this Agreement, and any third party information that either Party is required to keep confidential, including Customer Information, except for information that (i) is or becomes part of the public domain without breach of this Agreement by the receiving Party, (ii) was rightfully acquired from a third party, or is developed independently, by the receiving Party, or (iii) is generally known by Persons in the technology, securities, or financial services industries.

(h)                “Customer Information” means all the customer identifying data however collected or received, including without limitation, through “cookies” or non-electronic means pertaining to or identifiable to the Fund’s shareholders, prospective shareholders and plan administrators (collectively, “Fund Customers”), including without limitation, (i) name, address, email address, passwords, account numbers, personal financial information, personal preferences, demographic data, marketing data, data about securities transactions, credit data or any other identification data; or (ii) any data otherwise submitted in the process of registering for a Fund service. For the avoidance of doubt, Customer Information shall include, without limitation, all “nonpublic personal information,” as defined under the GLB Act and all “personal information” as defined in the Mass Privacy Act.

(i)                 “Data Supplier” means a third party supplier of Market Data.

(j)                 “DST Associates” means DST and each of its Affiliates, members, shareholders, directors, officers, partners, employees, agents, successors or assigns.

(k)                “DST Property” means all hardware, software, source code, data, report designs, spreadsheet formulas, information gathering or reporting techniques, know-how, technology and all other property commonly referred to as intellectual property used by DST in connection with its performance of the Services.

(l)                 “GLB Act" means the Gramm-Leach-Bliley Act of 1999 (Public Law 106-102, 113 Stat. 1138)

(m)              “Governing Documents” means the constitutional documents of an entity and, with respect to the Fund, the Fund’s prospectus and statement of additional information and all minutes of meetings of the board of directors or analogous governing body.

(n)                “Government Authority” means any relevant administrative, judicial, executive, legislative or other governmental or intergovernmental entity, department, agency, commission, board, bureau or court, and any other regulatory or self-regulatory organizations, in any country or jurisdiction.

(o)                “Law” means statutes, rules, regulations, interpretations and orders of any Government Authority that are applicable to the party upon which compliance with such Law is being required or to its business.

(p)                “Losses” means any and all compensatory, direct, indirect, special, incidental, consequential, punitive, exemplary, enhanced or other damages, settlement payments, attorneys’ fees, costs, damages, charges, expenses, interest, applicable taxes or other losses of any kind.

(q)                “Market Data” means any third party market and reference data.

(r)                 “Mass Privacy Act” means the Massachusetts Standards for the Protection of Personal Information, 201 CMR 17.00, et seq.

(s)                 “Person” means any natural person or corporate or unincorporated entity or organization and that person’s personal representatives, successors and permitted assigns.

(t)                 “Services” means the services listed in Schedule A, as may be amended, or under such other service Schedules, which may be added to this Agreement by the Parties from time to time.

(u)                “Service Schedules” has the meaning set forth in Section 2.1.

(v)                “Third Party Claim” means a Claim (i) brought by any Person other than the indemnifying Party or (ii) brought by a Party on behalf of or that could otherwise be asserted by a third party.

1.2.             Other capitalized terms used in this Agreement but not defined in this Section 1 shall have the meanings ascribed thereto.

1.3.             Section and Schedule headings shall not affect the interpretation of this Agreement. This Agreement includes the schedules and appendices hereto. In the event of a conflict between this Agreement and a schedule or appendix, the former shall control, except to the extent that such schedule or appendix expressly provides otherwise as to the services under such schedule or appendix.

1.4.             Words in the singular include the plural and words in the plural include the singular. The words “including,” “includes,” “included” and “include”, when used, are deemed to be followed by the words “without limitation.” Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “hereof,” “herein” and “hereunder” and words of analogous import shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

1.5.             The Parties’ duties and obligations are governed by and limited to the express terms and conditions of this Agreement, and shall not be modified, supplemented, amended or interpreted in accordance with, any industry custom or practice, or any internal policies or procedures of any Party that are not referenced in this Agreement or the applicable Schedule. The Parties have mutually negotiated the terms hereof and there shall be no presumption of law relating to the interpretation of contracts against the drafter.

2.                   Services and Fees

2.1.             Subject to the terms of this Agreement, DST will perform, with reasonable care, skill, prudence and diligence, and in accordance with applicable Law, for the Fund and, if and to the extent specifically set forth therein, the Services set forth in Schedule B and such other service schedules as may be added to this Agreement by the Parties (collectively, the “Service Schedules”). DST shall be under no duty or obligation to perform any service except as specifically listed in the Service Schedules, or take any other action except as specifically listed in a Service Schedules to this Agreement, or this Agreement, and no other duties or obligations, including, valuation related, fiduciary or analogous duties or obligations, shall be implied. Fund requests to change the Services, will only be binding on DST when they are reflected in an amendment to the Service Schedules. For the avoidance of doubt DST agrees to amend the Service Schedules if necessitated by a change in applicable Law or a change to the Governing Documents of the Fund. For clarification, this will include costs related changes to the software, systems or processes used by DST to provide the Services necessitated by change in applicable Law; provided in such case the Fund will only be responsible for its pro-rata share of such cost.

2.2.             In carrying out its duties and obligations pursuant to this Agreement, some or all Services may, with the Fund’s prior written consent, be delegated by DST to one or more of its Affiliates or other Persons (and any Fund consent to such delegation, if any, shall not be unreasonably revoked or withheld in respect of any such delegations), provided that such Persons are selected in good faith and with reasonable care and are monitored by DST. If DST delegates any Services, (i) such delegation shall not relieve DST of its duties and obligations hereunder, (ii) such delegation shall be subject to a written agreement obliging the delegate to comply with the relevant delegated duties and obligations of DST, and (iii) DST will identify such agents and the Services delegated and will update the Fund when making any material changes in sufficient detail to enable the Fund to revoke its consent to a particular arrangement.

2.3.             [          ]

2.4.             Charges attendant to the development of reasonable changes to the TA2000 System requested by the Fund (“Client Requested Software”) shall be at DST's standard rates and fees in effect at the time as set forth in the Fee Letter. If the cost to DST of operating the TA2000 System is increased by the addition of Client Requested Software, DST shall be entitled to increase its fees by an amount to be mutually agreed upon in the Fee Letter.

3.                   Fund Responsibilities

3.1.             The management and control of the Fund are vested exclusively in the Fund’s governing body (e.g., the board of directors or trustees for a Fund that is a mutual fund or the Trustee for a Fund that is a collective trust, as applicable) and such officers and agents as may be appointed by the board from time to time, subject to the terms and provisions of the Fund’s Governing Documents. The Fund’s governing body and the duly appointed officers and agents appointed by the governing body on behalf of the Fund will make all decisions, perform all management functions relating to the operation of the Fund and shall authorize all Transactions. Without limiting the foregoing, the Fund shall:

(a)                Designate properly qualified individuals to oversee the Services and establish and maintain internal controls, including monitoring the ongoing activities of the Fund.

(b)                Evaluate the accuracy, and accept responsibility for the results, of the Services, review and approve all reports, analyses and records resulting from the Services and inform DST of any errors that it is in a position to identify.

(c)                Provide DST with timely and accurate information required by DST in order to perform the Services and its duties and obligations hereunder.

3.2.             Without limiting DST’s obligations to comply with applicable Law and the Fund’s Governing Documents, the Fund is responsible for ensuring that it complies with Law and its respective Governing Documents. It is the Fund’s responsibility to provide all final Fund Governing Documents as of the Effective Date. The Fund will notify DST in writing of any changes to the Fund Governing Documents, with the exception of minutes of meetings of the board of directors, that may materially impact the Services prior to such changes taking effect. DST is not responsible for monitoring compliance by the Fund with (i) Law, or (ii) its respective Governing Documents.

3.3.             In the event that Market Data is supplied to or through DST Associates in connection with the Services, the Market Data is proprietary to Data Suppliers and is provided on a limited internal-use license basis. Market Data may: (i) only be used by the Fund in connection with the Services and (ii) not be disseminated by the Fund or used to populate internal systems in lieu of obtaining a data license. Access to and delivery of Market Data is dependent on the Data Suppliers and may be interrupted or discontinued with or without notice. Notwithstanding anything in this Agreement to the contrary, neither DST nor any Data Supplier shall be liable to the Fund or any other Person for any Losses with respect to Market Data, reliance by DST Associates or the Fund on Market Data or the provision of Market Data in connection with this Agreement.

3.4.             The Fund shall deliver, and procure that its agents, counsel, advisors, auditors, and any other Persons promptly deliver to DST all Fund Data. The Fund shall arrange with each such Person to deliver such information and materials on a timely basis, and DST will not be required to enter any agreements with that Person in order for DST to provide the Services.

3.5.             Notwithstanding anything in this Agreement to the contrary, so long as they act in good faith and without negligence, willful misconduct or fraud, DST Associates shall be entitled to rely on the authenticity, completeness and accuracy of information and communications received by DST Associates from Authorized Persons, or Proper Instructions from the Fund in connection with the performance of the Services and DST’s duties and obligations hereunder, without further enquiry or liability.

4.                   Term

4.1.             The initial term of this Agreement will be from the Effective Date through February 28, 2027 (“Initial Term”). Thereafter, this Agreement will automatically renew for successive terms of 1 year each unless either DST or the Fund provides the other with a written notice of termination at least 180 calendar days prior to the commencement of any successive term (such periods, in the aggregate, the “Term”).

5.                   Termination

5.1.             DST or the Fund also may, by written notice to the other, terminate this Agreement for cause if any of the following events occur:

(a)                The Fund breaches any material term, condition or provision of this Agreement, which breach, if capable of being cured, is not cured within 60 calendar days after DST gives the Fund written notice of such breach.

(b)                DST breaches any material term, condition or provision of this Agreement, which breach, if capable of being cured, is not cured within 60 calendar days after the Fund gives DST written notice of such breach.

(c)                The other Party (i) terminates or suspends its business, (ii) becomes insolvent, admits in writing its inability to pay its debts as they mature, makes an assignment for the benefit of creditors, or becomes subject to direct control of a trustee, receiver or analogous authority, or (iii) becomes subject to any bankruptcy, insolvency or analogous proceeding or (iv) where the other Party is the Fund, material changes in the Fund’s Governing Documents or the assumptions set forth in the Fee Letter are mutually agreed by both parties in writing to materially affect the Services or to be materially adverse to DST.

If any such event occurs, the termination will become effective immediately or on the date stated in the written notice of termination, which date shall not be greater than 90 calendar days after the event.

5.2.             [          ]

5.3.             Upon receipt of a termination notice from the Fund, subject to the receipt by DST of all undisputed, properly invoiced, and then-due fees, charges and expenses, DST shall continue to provide the Services up to the effective date of the termination notice; thereafter, DST shall have no obligation to perform any services of any type unless and to the extent set forth in an amendment to this Agreement executed by DST. In the event of the termination of this Agreement, DST shall provide reasonable exit assistance to the Fund in converting the Fund’s records from DST’s systems to whatever services or systems are designated by the Fund (the “Deconversion”); provided that all fees, charges and expenses have been paid, including any fees required under Section 5.4 for the balance of the unexpired portion of the Term, if applicable. The Deconversion is subject to the recompense of DST for such assistance at its standard rates and fees in effect at the time and to a reasonable time frame for performance as agreed to by the parties. As used herein “reasonable exit assistance” shall not include requiring DST (i) to assist any new service or system provider to modify, to alter, to enhance, or to improve such provider’s system, or to provide any new functionality to such provider’s system, (ii) to disclose any protected information of DST, including the proprietary information of DST or its affiliates, or (iii) to develop Deconversion software, to modify any of DST’s software, or to otherwise alter the format of the data as maintained on any provider’s systems.

5.4.             [          ]

5.5.             In the event that the Fund wishes to retain DST to perform additional transition or related post-termination services, including providing additional data and reports, the Fund and DST shall agree in writing to the additional services and related fees and expenses in an amendment to this Agreement. To the extent any services are performed by DST for the Fund after the termination of this Agreement, all of the provisions of this Agreement except portions that are inapplicable to such continuing services shall survive the termination of this Agreement for so long as those services are performed. Termination of this Agreement shall not affect: (i) any liabilities or obligations of any Party arising before such termination (including payment of fees and expenses) or (ii) any damages or other remedies to which a Party may be entitled for breach of this Agreement or otherwise. Sections 2.3, 5, 6, 8, 9, 10, 11, 12, and 13 of this Agreement shall survive the termination of this Agreement.

6.                   Standard of Care, Limitation of Liability and Indemnification

6.1. [          ]

6.2       DST shall not be responsible for, and the Fund shall, subject to the provisions of Section 6.1 above, indemnify, defend and hold harmless DST and its directors, officers, employees, agents, subcontractors, Affiliates and subsidiaries (the “DST Indemnitees”) from and against direct Losses (including legal fees and costs to enforce this provision) that may at any time be asserted against or incurred by any of them in connection with Third Party Claims solely arising out of or in connection with:

(a)                All actions of DST or DST Indemnitees required to be taken pursuant to this Agreement (including the defense of any lawsuit in a DST’s name or the name of a DST Indemnitee), provided that such actions were taken in good faith and without negligence, willful misconduct or fraud;

(b)                The Fund’s lack of good faith, negligence or willful misconduct;

(c)                The reliance upon, and any subsequent use of or action taken or omitted, by DST, or DST Indemnitees on: (i) any information, records, documents, data, stock certificates or services, which are received by DST or DST Indemnitees by hard copy, machine readable input, facsimile, data entry, email, electronic instructions, or other similar means authorized by the Fund, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any Proper Instructions (as defined below); (iii) any written instructions or opinions of the Fund’s legal counsel with respect to any matter arising in connection with the services to be performed by DST under this Agreement that are provided to DST by the Fund after consultation by the Fund with such legal counsel and that expressly allow DST to rely upon such instructions or opinions; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons with the authority to provide instructions to DST hereunder;

(d)                The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered, or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

(e)                The acceptance of facsimile or email transaction requests on behalf of individual shareholders of the Fund from broker-dealers, TPAs or the Fund, and the reliance by DST or DST Indemnitees on the broker-dealer, TPA or the Fund ensuring that the original source documentation is in good order and properly retained;

(f)                 The negotiation and processing of any checks, wires and ACH transmissions including without limitation for deposit into, or credit to, the Fund’s demand deposit accounts maintained by DST; or

(g)                The entering into or the carrying out of any obligations under, any NSCC agreements required for the transmission of Fund or Fund shareholder data through the NSCC clearing systems.

When used in this Agreement, the term "Proper Instructions" shall mean a writing signed or initialed by one or more persons as shall have been authorized from time to time by the board of directors/trustees of each Fund (the "Board") and with respect to which a written confirmation of such authorization shall have been filed with DST by the Fund. Each such writing shall set forth the specific transaction or type of transaction involved. Oral instructions ("Oral Instructions") will be deemed to be Proper Instructions if (a) they otherwise comply with the definition thereof and (b) DST reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall promptly confirm all Oral Instructions or cause such Oral Instructions given by a third party who is authorized to give such Oral Instructions, to be promptly confirmed in writing. Proper Instructions may include communications effected through electro-mechanical or electronic devices. Proper Instructions, oral or written, may only be amended or changed in writing, including without limitation through electro-mechanical or electronic device.

6.3 DST shall, subject to the provisions of Section 6.1 above, indemnify, defend and hold harmless the Fund and its directors, officers, employee, agents, subcontractors, Affiliates and subsidiaries (the “Fund Indemnitees”) from and against direct Losses (including legal fees and costs to enforce this provision) that may at any time be asserted against or incurred by any of them in connection with third party claims arising solely out of or in connection with:

(a)                DST’s failure to perform the Services in accordance with the terms of this Agreement in good faith and without negligence or willful misconduct or fraud in the performance of its obligations under the Agreement.

(b)                a claim that any aspect of the Services or systems provided under, and used within the scope of, this Agreement infringes any U.S. patent, copyright, trade secret or other intellectual property rights. With respect to any claims under this Section 6.3(b), DST may, in its sole discretion, either (i) procure for the Fund a right to continue to use such service or system, (ii) replace or modify the service or system so as to be non-infringing without materially affecting the functions of the service or system, or (iii) if, in DST’s reasonable discretion, the actions described in (i) and (ii) are not capable of being accomplished on commercially reasonable terms, terminate this Agreement with respect to the affected service or system. Notwithstanding the foregoing, DST shall have no liability or obligation of indemnity for any claim which is based upon a modification of a service or system by anyone other than DST, use of such service or system other than in accordance with the terms of this Agreement, or use of such service or system in combination with other software or hardware not provided by DST if infringement could have been avoided by not using the service or system in combination with such other software or hardware

6.4 In order that the indemnification provisions contained in this Section 6 shall apply, upon the assertion of a claim for which one party may be required to indemnify the other party, the indemnified party shall promptly notify the indemnifying party of such assertion and shall keep the indemnifying party advised with respect to all developments concerning such claim. The indemnifying party shall have the option to participate with the indemnified party in the defense of such claim or to defend against said claim in its own name or in the name of the indemnified party. The indemnified party shall in no case confess any claim or make any compromise in any case in which the indemnifying party may be required to indemnify the indemnified party except with the indemnifying party’s prior written consent.

7.                   Representations, Warranties and Covenants

7.1.             Each Party represents and warrants to each other Party that:

(a)                It is a legal entity duly created, validly existing and in good standing under the Law of the jurisdiction in which it is created and is in good standing in each other jurisdiction where the failure to be in good standing would have a material adverse effect on its business or its ability to perform its obligations under this Agreement.

(b)                Subject to Section 3.3 with respect to licenses from a Data Supplier, which may be terminated at any time, it has all necessary legal power and authority to own, lease and operate its assets and to carry on its business as presently conducted and as it will be conducted pursuant to this Agreement and will comply in all material respects with all Law to which it may be subject, and to the best of its knowledge and belief, it is not subject to any Action that would prevent it from performing its duties and obligations under this Agreement.

(c)                It has all necessary legal power and authority to enter into this Agreement, the execution of which has been duly authorized and will not violate the terms of any other agreement.

(d)                The Person signing on its behalf has the authority to contractually bind it to the terms and conditions in this Agreement and that this Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

7.2.             The Fund represents and warrants to DST that (i) Proper Instructions are consistent with the Governing Documents of Fund and other corporate actions thereof and (ii) it will promptly notify DST of (1) any Action against it and (2) changes (or pending changes) in applicable Law or the Governing Documents of the Fund that are relevant to the Services.

7.3.             DST represents and warrants to the Fund that (i) it is in compliance with federal securities law requirements in all material respects with respect to its business, including but not limited to applicable Law, and is in good standing as a registered transfer agent under Section 17A(c)(2) of the Securities Exchange Act of 1934, as amended.

7.4.             DST maintains, and covenants that during the Term hereof, it shall maintain a Financial Institution Bond (FIB) insurance policy covering losses resulting from theft committed by employees, a cyber liability insurance policy (or shall maintain cyber liability coverage through other insurance policies set forth herein), and a Professional Liability insurance policy covering errors and omissions by DST in the performance of services for the Funds, with all aforementioned policies with such limits and with such carriers, deemed appropriate and commercially reasonable in terms of coverage and policy limits by DST’s management in light of DST’s duties and responsibilities hereunder. Upon the request of the Funds, DST shall provide certificates of insurance as evidence that such coverages are in place.

8.                   Fund Data

8.1.             The Fund (i) will provide or ensure that other Persons provide all Fund Data to DST in an electronic format that is acceptable to DST (or as otherwise agreed in writing) and (ii) confirm that each has the right to so share such Fund Data. As between DST and the Fund, all Fund Data shall remain the property of the applicable Fund. Fund Data shall not be used or disclosed by DST other than in connection with providing the Services and as permitted under Section 11. Subject to the terms of this Agreement, DST shall be permitted to act upon instructions from an Authorized Person with respect to the disclosure or disposition of Fund Data but may refuse to act upon such instructions where it doubts, reasonably and in good faith, the authenticity or authority of such instructions.

8.2.             DST shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the 1940 Act, DST agrees that all such records prepared or maintained by DST relating to the services to be performed by DST hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with the Act, and will be surrendered promptly to the Fund on and in accordance with its request. For the avoidance of doubt, the preceding sentence shall apply to any Funds that are collective trusts as if they were 1940 Act registered funds. DST shall maintain and store such records for a rolling period of 7 years starting from the date that such records were created, or such longer period as required by applicable Law or its internal policies or until such earlier time as it returns such records to the Fund.

9.                   Data Protection

9.1.             From time to time and in connection with the Services DST may obtain access to certain personal information from the Fund (including, without limitation, Customer Information). Personal information relating to the Fund and its Affiliates, directors, officers, employees, agents, current and prospective Fund shareholders, plan sponsors and plan participants may be processed by DST and its Affiliates. Each Fund consents to the transmission and processing of such information within and outside the United States in accordance with applicable Law.

9.2.             DST will notify the Fund without undue delay after becoming aware of any confirmed unauthorized access to, or acquisition, use, loss, destruction, alteration or compromise of Confidential Information (including, without limitation, Customer Information) of the Fund (“Security Breach”) maintained on DST’s computers, hardware, networks or systems, including any third party data centers, or of any Security Breach occurring at any sub-custodian, agent or service provider of DST, and will provide reasonable assistance to the Fund in its notification of that breach to the relevant supervisory authority and those individuals impacted, as required by applicable Law. DST will not disclose or use Personal Information obtained from or on behalf of the Fund except in accordance with the lawful instructions of the Fund to carry out DST’s obligations under, or as otherwise permitted pursuant to the terms of, its agreements with the Fund and to comply with applicable Law.

9.3.             Notwithstanding anything to the contrary contained in Section 13.3, DST shall maintain at a location other than its normal location appropriate redundant facilities for operational back up in the event of a power failure, disaster or other interruption. DST shall continuously back up Fund records and shall store the back up in a secure manner at a location other than its normal location, so that, in the event of a power failure, disaster or other interruption at such normal location, the Fund records, will be maintained intact and will enable DST to perform under this Agreement. DST will maintain a comprehensive business continuity plan and will provide an executive summary of such plan upon reasonable request of the Fund. Without limiting the foregoing, DST will test the adequacy of its business continuity plan at least annually and upon request, the Fund may participate in such test. Upon request by the Fund, DST will provide the Fund with a letter assessing the most recent business continuity test results. In the event of a business disruption that materially impacts DST’s provision of services under this Agreement, DST will promptly notify the Fund of the disruption and the steps being implemented under the business continuity plan. Upon reasonable request, DST also shall discuss with senior management of the Fund (or personnel authorized by the Fund’s senior management) the business continuity/disaster recovery plan of DST and/or provide a high-level presentation summarizing such plan.

9.4.             DST shall deliver to the Funds on an annual basis and subject to customary disclaimers and indemnities required by the audit firms that prepare such reports a copy of a report prepared under Statement on SSAE No. 18 Service Organization Controls 1 (SOC 1) Type II, as applicable to DST’s application servers, database servers and related systems and equipment upon which Fun Confidential Information, Client Data, and/or Personal Data is maintained.

9.5.             DST also agrees to implement commercially reasonable software and other appropriate measures to scan for, detect and prevent the transmission from DST’s computers, hardware, networks and systems of any virus, malware, Trojan horse, worm, time bomb, drop dead device, or other malicious code.

10. DST Property

10.1 DST Property is and shall remain the property of DST or, when applicable, its Affiliates or suppliers. The Fund shall not acquire any license or right to use, sell, disclose, or otherwise exploit or benefit in any manner from, any DST Property, except as specifically set forth herein. The Fund shall not (unless required by Law) either before or after the termination of this Agreement, disclose to any Person not authorized by DST to receive the same, any information concerning the DST Property and shall use reasonable efforts to prevent any such disclosure. This Agreement shall not be construed as granting DST any ownership rights in the Customer Information.

11.                Confidentiality

11.1       Each Party shall not at any time disclose to any Person any Confidential Information concerning the business, affairs, customers, clients or suppliers of the other Party or its Affiliates, except as permitted by this Section 11.

11.2       Each Party may disclose the other Party’s Confidential Information:

(a)       In the case of the Fund, to each of its Affiliates, directors, officers, employees and agents (“Fund Representative”) who need to know such information for the purpose of carrying out its duties under, or receiving the benefits of or enforcing, this Agreement. The Fund shall ensure compliance by Fund Representatives with Section 11.1.

(b)       In the case of DST, to Fund and each DST Associate, Fund Representative, investor, bank or broker, counterparty or agent thereof, or payment infrastructure provider who needs to know such information for the purpose of carrying out DST’s duties under or enforcing this Agreement. DST shall ensure compliance by DST Associates with Section 11.1 but shall not be responsible for such compliance by any other Person.

(c)       As may be required by applicable law or regulation, or pursuant to any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process; provided that the disclosing Party (i) where reasonably practicable and to the extent legally permissible, provides the other Party with prompt written notice of the required disclosure so that the other Party may seek a protective order or take other analogous action, (ii) discloses no more of the other Party’s Confidential Information than reasonably necessary and (iii) reasonably cooperates with actions of the other Party in seeking to protect its Confidential Information at that other Party’s expense.

11.3       Neither Party shall use the other Party’s Confidential Information for any purpose other than to perform its obligations under this Agreement. Each Party may retain a record of the other Party’s Confidential Information for 7 years or as required by Law.

11.4       DST’s ultimate parent company is subject to U.S. federal and state securities Law and may make disclosures that do not contain Confidential Information as it deems necessary to comply with such Law.

11.5       DST shall have no obligation to use Confidential Information of, or data obtained with respect to, any other client of DST in connection with the Services.

11.6       Upon the prior written consent of the Fund, DST shall have the right to identify Fund in connection with its marketing-related activities and in its marketing materials as a client of DST. Upon the prior written consent of DST, Fund shall have the right to identify DST and to describe the Services and the material terms of this Agreement in the offering documents of Fund. This Agreement shall not prohibit DST from using any Fund or Management data (including Client Data) in tracking and reporting on DST’s clients generally or making public statements about such subjects as its business or industry; provided that neither Fund nor Management is named in such public statements without its prior written consent. If the Services include the distribution by DST of notices or statements to investors, DST may, upon advance notice to Fund, include reasonable notices describing those terms of this Agreement relating to DST and its liability and the limitations thereon; if investor notices are not sent by DST but rather by Fund or some other Person, Fund will reasonably cooperate with any request by DST to include such notices. The Fund shall not, in any communications with any Person, whether oral or written, make any representations stating or implying that DST is (i) providing valuations with respect to the securities, products or services of Fund, or verifying any valuations, (ii) verifying the existence of any assets in connection with the investments, products or services of Fund, or (iii) acting as a fiduciary, investment advisor, tax preparer or advisor, custodian or bailee with respect to Fund or any of its assets, investors or customers.

11.7       In the event the Fund obtains information from DST or the TA2000 System which is not intended for the Fund, the Fund agrees to (i) immediately, and in no case more than twenty-four (24) hours after discovery thereof, notify DST that unauthorized information has been made available to the Fund; (ii) not knowingly review, disclose, release, or in any way, use such unauthorized information; (iii) provide DST reasonable assistance in retrieving such unauthorized information and/or destroy such unauthorized information; and (iv) deliver to DST a certificate executed by an authorized officer of the Fund certifying that all such unauthorized information in the Fund’s possession or control has been delivered to DST or destroyed as required by this provision.

11.8       DST and the Fund acknowledge that their obligation to protect Confidential Information is essential to the business interest of the Fund and DST, respectively, and that the disclosure of such information in breach of this Agreement may cause the Fund or DST immediate, substantial and irreparable harm, the value of which would be difficult to determine. Accordingly, the parties agree that, in addition to any other remedies that may be available in law, equity, or otherwise for the disclosure or use of Confidential Information in breach of this Agreement, the disclosing party shall be entitled to seek and obtain a temporary restraining order, injunctive relief, or other equitable relief against the continuance of such breach.

11.9       DST shall maintain reasonable safeguards for maintaining in confidence any and all Fund Confidential Information, including, without limitation, the policies and procedures described in Section 11.7(ii). DST shall not, at any time, use any such Fund Confidential Information for any purpose other than as specifically authorized by this Agreement, or in writing by the Fund.

11.10       DST has implemented and maintains, and at a minimum agrees to comply with and continue to comply with, at each service location physical and information security and data protection safeguards against the destruction, loss, theft, unauthorized access, unauthorized use, or alteration of the Fund’s Confidential Information in the possession of DST that will be no less rigorous than those described in the Information Security Schedule attached hereto as Appendix 2 and from time to time enhanced in accordance with changes in regulatory requirements. DST will, at a minimum, update its policies to remain compliant with applicable regulatory requirements, including, without limitation, the GLBA and the Mass Privacy Act. DST will meet with the Fund, at its request, on an annual basis to discuss information security safeguards. If DST or its agents discover or are notified that someone has violated security relating to the Fund’s Confidential Information DST will promptly (a) notify the Fund of such violation, and (b) if the applicable Confidential Information was in the possession or under the control of DST or its agents at the time of such violation, DST will promptly (i) investigate, contain and address the violation, (ii) provide the Funds with information on the steps being taken to reduce the risk of a reoccurrence of such violation, and (iii) without limiting (and subject to) this Agreement, if requested by the Fund based on the facts and circumstances of the incident, provide credit monitoring, or other similar services or remedies as required by applicable law, for a one-year period (or such shorter or longer period required by applicable law) to shareholders of the Fund or others affected by the violation.

11.11       DST shall maintain systems located in DST’s facilities that host Fund data or provide services under the Agreement in an environment that is designed to be physically secure and to allow access only to authorized individuals. A secure environment includes the availability of onsite security personnel on a 24 x 7 basis or equivalent means of monitoring locations supporting the delivery of services under the Agreement.

11.12       Section 11 shall not restrict the Fund from sharing information received from DST pursuant to Section 9.2 of this Agreement regarding information security threats including, without limitation, virus, malware, Trojan horse, worm, time bomb, drop dead device, or other malicious code, with third parties for the purpose of evaluating and enhancing the Fund’s information security; provided that such third parties are subject to a written agreement with the Fund to keep any such information confidential.

12.                Notices

12.1       Except as otherwise provided herein, all notices required or permitted under this Agreement or required by Law shall be effective only if in writing and delivered: (i) personally, (ii) by registered mail, postage prepaid, return receipt requested, (iii) by receipted prepaid courier, (iv) by any confirmed facsimile or (v) by any electronic mail, to the relevant address or number listed below (or to such other address or number as a Party shall hereafter provide by notice to the other Parties). Notices shall be deemed effective when received by the Party to whom notice is required to be given.

If to DST:

DST Asset Manager Solutions, Inc.

333 W. 11th Street, 5th Floor

Kansas City, MO 64105

Attention: Legal Department

If to the Fund:

[Name of Fund]

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15237

Attention: President

With a copy to:

Federated Investors, Inc.

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222

Attention: General Counsel

13.               Miscellaneous

13.1       Amendment; Modification. This Agreement may not be amended or modified except in writing signed by an authorized representative of each Party. No DST Associate has authority to bind DST in any way to any oral covenant, promise, representation or warranty concerning this Agreement, the Services or otherwise.

13.2       Assignment. Neither this Agreement nor any rights under this Agreement may be assigned or otherwise transferred by the Fund, in whole or in part, whether directly or by operation of Law, without the prior written consent of DST. DST may assign or otherwise transfer this Agreement: (i) to a successor in the event of a change in control of DST, (ii) to an Affiliate or (iii) in connection with an assignment or other transfer of a material part of DST’s business, provided that the DST gives the Fund sixty (60) days’ prior written notice of such assignment or transfer and such assignment or transfer does not impair the provision of services under this Agreement in any material respect, and the assignee or transferee agrees to be bound by all terms of this Agreement in place of DST. If DST assigns or transfers this Agreement pursuant to this Section 13.2 to an entity that is not an Affiliate of DST without the written consent of the Fund, the Fund shall have the option, exercisable for ninety (90) days after receiving written notice of such assignment or transfer (or for such longer period as may be mutually agreed by the Parties), to terminate this Agreement. Any attempted delegation, transfer or assignment prohibited by this Agreement shall be null and void. An acquisition, merger, reorganization, or change of control of a Fund resulting in the Fund as the surviving entity shall not be deemed to cause an assignment hereunder.

13.3       Choice of Law; Choice of Forum. This Agreement shall be interpreted in accordance with and governed by the Law of the Commonwealth of Massachusetts. The courts of the Commonwealth of Massachusetts and the United States District Court for the Commonwealth of Massachusetts shall have exclusive jurisdiction to settle any Claim. Each Party submits to the exclusive jurisdiction of such courts and waives to the fullest extent permitted by Law all rights to a trial by jury.

13.4       Counterparts; Signatures. This Agreement may be executed in counterparts, each of which when so executed will be deemed to be an original. Such counterparts together will constitute one agreement. Signatures may be exchanged via facsimile or electronic mail and shall be binding to the same extent as if original signatures were exchanged.

13.5       Entire Agreement. This Agreement (including any schedules, attachments, amendments and addenda hereto) contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes all previous communications, representations, understandings and agreements, either oral or written, between the Parties with respect thereto. This Agreement sets out the entire liability of DST Associates related to the Services and the subject matter of this Agreement, and no DST Associate shall have any liability to the Fund or any other Person for, and the Fund hereby waives to the fullest extent permitted by applicable law recourse under, tort, misrepresentation or any other legal theory other than contract or equity.

13.6       Force Majeure. A Party will not be responsible for any Losses of property in their possession or for any failure to fulfill its duties or obligations hereunder if such Loss or failure is caused, directly or indirectly, by war, terrorist action, riot, rebellion, acts of God, strike, power failure, computer error or failure, delay or breakdown in communications or electronic transmission systems, or other analogous events reasonably beyond its control. DST shall use commercially reasonable efforts to minimize the effects on the Services of any such event. Nothing in this Section 13.6 shall relieve DST of its obligations set forth in Section 9.3.

13.7       Non-Exclusivity. The duties and obligations of DST hereunder shall not preclude DST from providing services of a comparable or different nature to any other Person and to receive economic or other benefits in connection therewith. The Fund understands that DST may have commercial relationships with Data Suppliers and other providers of technology, data or other services that are used by the Fund.

13.8       No Partnership. Nothing in this Agreement is intended to, or shall be deemed to, constitute a partnership or joint venture of any kind between or among any of the Parties.

13.9       No Solicitation. During the term of this Agreement and for a period of 12 months thereafter, the Fund will not directly or indirectly solicit the services of, or otherwise attempt to employ or engage any employee of DST or its Affiliates without the consent of DST; provided, however, that the foregoing shall not prevent the Fund from soliciting employees through general advertising not targeted specifically at any or all DST Associates. If the Fund employs or engages any DST Associate during the term of this Agreement or the period of 12 months thereafter in contravention of this Section 13.9, the Fund agrees to pay for any fees and expenses (including recruiters’ fees) incurred by DST or its Affiliates in hiring replacement personnel as well as any other remedies available to DST.

13.9       No Warranties. Except as expressly listed herein, DST makes no warranties, whether express, implied, contractual or statutory with respect to the Services. DST disclaims all implied warranties of merchantability and fitness for a particular purpose with respect to the Services. All warranties, conditions and other terms implied by Law are, to the fullest extent permitted by Law, excluded from this Agreement.

13.10       Severance. If any provision (or part thereof) of this Agreement is or becomes invalid, illegal or unenforceable, the provision shall be deemed modified to the minimum extent necessary to make it valid, legal and enforceable. If such modification is not practical, the relevant provision shall be deemed deleted. Any such modification or deletion of a provision shall not affect the validity, legality and enforceability of the rest of this Agreement. If a Party gives notice to another Party of the possibility that any provision of this Agreement is invalid, illegal or unenforceable, the Parties shall negotiate to amend such provision so that, as amended, it is valid, legal and enforceable and achieves the intended commercial result of the original provision.

13.11       Testimony. If DST is required by a third party subpoena or otherwise, to produce documents, testify or provide other evidence regarding the Services, this Agreement or the operations of the Fund in any Action to which the Fund is a party or otherwise related to the Fund, the Fund shall reimburse DST for all costs and expenses, including the time of its professional staff at DST’s standard rates and the cost of legal representation, that DST reasonably incurs in connection therewith.

13.12       Third Party Beneficiaries. This Agreement is entered into for the sole and exclusive benefit of the Parties and will not be interpreted in such a manner as to give rise to or create any rights or benefits of or for any other Person.

13.13       Waiver. No failure or delay by a Party to exercise any right or remedy provided under this Agreement or by Law shall constitute a waiver of that or any other right or remedy, nor shall it prevent or restrict the further exercise of that or any other right or remedy. No exercise (or partial exercise) of such right or remedy shall prevent or restrict the further exercise of that or any other right or remedy.

13.14 Cooperation with Respect to Examinations and Audits. DST shall provide assistance to and cooperate with the Fund with respect to any federal or state government-directed examinations and with the Fund’s internal or external auditors in connection with any Fund-directed audits. For purposes of such examinations and audits, at the request of the Fund, DST will use all reasonable efforts to make available, during normal business hours of DST’s facilities, all records and Policies solely as they directly pertain to DST’s activities under or pursuant to this Agreement. Such audits and examinations shall be conducted at the Fund’s expense and in a manner that will not interfere with DST’s normal and customary conduct of its business activities. To the extent practicable, the Fund shall make every effort to coordinate Fund-directed audits so as to minimize the inconvenience to DST and, except as otherwise agreed by the parties, no more frequently than once a year. In connection with any Fund-directed audit, the Fund shall not physically access DST’s systems and shall not conduct any testing on such systems. With respect to Fund-directed audits, DST shall provide such assistance in accordance with reasonable procedures and at reasonable frequencies, and the Fund shall provide reasonable advance notice of not less than three (3) business days to DST of such audits, and to the extent possible, of such examinations. DST may require any persons seeking access to its facilities to provide reasonable evidence of their authority. With respect to Fund- directed audits, DST may require such persons to execute a confidentiality agreement before granting access. On an annual basis, DST will provide the Fund with copies of its SOC 1 report.

[Signatures appear on next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

DST ASSET MANAGER SOLUTIONS, INC.		BY EACH OF THE FEDERATED FUNDS LISTED ON SCHEDULE A (OTHER THAN COLLECTIVE TRUSTS), SEVERALLY AND NOT JOINTLY
By:	/s/Rahul Kanwar	By:	/s/Peter J. Germain
Name:	Rahul Kanwar	Name:	Peter J. Germain
Title:	President/COO	Title:	Secretary

BY EACH OF THE FEDERATED FUNDS THAT ARE COLLECTIVE TRUSTS, SEVERALLY AND NOT JOINTLY
By:	/s/Richard A. Novak
Name:	Richard A. Novak
Title:	President

Schedule A

Funds

Date added to the contract	REGISTRANT NAME	SERIES NAME (if applicable)	Transfer Agent Fund Number	Class
7/1/2004	Federated Hermes Adjustable Rate Securities Trust
		FEDERATED HERMES ADJUSTABLE RATE FUND	96	ss
		FEDERATED HERMES ADJUSTABLE RATE FUND	325	IS

8/31/2017	Federated Hermes Adviser Series
		FEDERATED HERMES EMERGING MARKETS EQUITY FUND	813	IS
		FEDERATED HERMES EMERGING MARKETS EQUITY FUND	818	R6
		FEDERATED HERMES CONSERV MICROSHORT	564	IS
		FEDERATED HERMES CONSERV MUNI MICRO	567	IS
		FEDERATED HERMES GLOBAL EQUITY FUND	934	IS
		FEDERATED HERMES GLOBAL EQUITY FUND	935	R6
		FEDERATED HERMES GLOBAL SMALL CAP FUND	939	IS
		FEDERATED HERMES GLOBAL SMALL CAP FUND	944	R6
		FEDERATED HERMES INTERNATIONAL DEVELOPED EQUITY FUND	443	IS
		FEDERATED HERMES INTERNATIONAL DEVELOPED EQUITY FUND	444	R6
		FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND	431	A
		FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND	441	IS
		FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND	442	R6
		FEDERATED HERMES SDG ENGAGEMENT HY CREDIT FUND	669	IS
		FEDERATED HERMES SDG ENGAGEMENT HY CREDIT FUND	672	R6
		FEDERATED HERMES INTERNATIONAL EQUITY FUND	713	A
		FEDERATED HERMES INTERNATIONAL EQUITY FUND	714	C
		FEDERATED HERMES INTERNATIONAL EQUITY FUND	717	IS
		FEDERATED HERMES INTERNATIONAL EQUITY FUND	718	R6
		FEDERATED HERMES INTERNATIONAL GROWTH FUND	728	IS
		FEDERATED HERMES INTERNATIONAL GROWTH FUND	778	R6
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	426	IS
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	428	ss
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	429	R6
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	419	A
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	420	B
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	422	C
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	425	R
		FEDERATED HERMES U.S. SMID FUND	165	IS
		FEDERATED HERMES U.S. SMID FUND	187	R6
		FEDERATED HERMES MDT MARKET NEUTRAL FUND	299	A
		FEDERATED HERMES MDT MARKET NEUTRAL FUND	315	IS

	Federated Hermes Core Trust:
3/21/2016		EMERGING MARKETS CORE FUND	812
8/16/2010		BANK LOAN CORE FUND	850
7/1/2004		MORTGAGE CORE FUND	938
7/1/2004		HIGH YIELD BOND CORE FUND	871

	Federated Hermes Core Trust III:
3/1/2008		PROJECT AND TRADE FINANCE CORE FUND	148

	Federated Hermes Equity Funds:
12/1/2008		FEDERATED HERMES CLOVER SMALL VALUE FUND	639	A
		FEDERATED HERMES CLOVER SMALL VALUE FUND	658	C
		FEDERATED HERMES CLOVER SMALL VALUE FUND	659	IS
		FEDERATED HERMES CLOVER SMALL VALUE FUND	670	R
		FEDERATED HERMES CLOVER SMALL VALUE FUND	539	R6
3/1/2008		FEDERATED HERMES INTL STRATEGIC VAL DIV FUND	432	A
		FEDERATED HERMES INTL STRATEGIC VAL DIV FUND	433	C
		FEDERATED HERMES INTL STRATEGIC VAL DIV FUND	434	IS
		FEDERATED HERMES INTL STRATEGIC VAL DIV FUND	466	R6
7/1/2004		FEDERATED HERMES KAUFMANN FUND	66	A
		FEDERATED HERMES KAUFMANN FUND	67	B
		FEDERATED HERMES KAUFMANN FUND	70	C
		FEDERATED HERMES KAUFMANN FUND	74	R
		FEDERATED HERMES KAUFMANN FUND	123	IS
9/17/2007		FEDERATED HERMES KAUFMANN LARGE CAP FUND	352	A
		FEDERATED HERMES KAUFMANN LARGE CAP FUND	353	C
		FEDERATED HERMES KAUFMANN LARGE CAP FUND	355	IS
		FEDERATED HERMES KAUFMANN LARGE CAP FUND	354	R
		FEDERATED HERMES KAUFMANN LARGE CAP FUND	401	R6
7/1/2004		FEDERATED HERMES KAUFMANN SMALL CAP FUND	163	IS
		FEDERATED HERMES KAUFMANN SMALL CAP FUND	146	R6
		FEDERATED HERMES KAUFMANN SMALL CAP FUND	757	A
		FEDERATED HERMES KAUFMANN SMALL CAP FUND	758	B
		FEDERATED HERMES KAUFMANN SMALL CAP FUND	759	C
		FEDERATED HERMES KAUFMANN SMALL CAP FUND	154	R
7/1/2004		FEDERATED HERMES MDT MID CAP GROWTH FUND	677	A
		FEDERATED HERMES MDT MID CAP GROWTH FUND	650	C
		FEDERATED HERMES MDT MID CAP GROWTH FUND	656	IS
		FEDERATED HERMES MDT MID CAP GROWTH FUND	679	R6
9/1/2008		FEDERATED HERMES PRUDENT BEAR FUND	409	A
		FEDERATED HERMES PRUDENT BEAR FUND	415	C
		FEDERATED HERMES PRUDENT BEAR FUND	418	IS
12/1/2004		FEDERATED HERMES STRATEGIC VALUE DIVIDEND	661	A
		FEDERATED HERMES STRATEGIC VALUE DIVIDEND	663	C
		FEDERATED HERMES STRATEGIC VALUE DIVIDEND	662	IS
		FEDERATED HERMES STRATEGIC VALUE DIVIDEND	251	R6

7/1/2004	Federated Hermes Equity Income Fund Inc.

		FEDERATED HERMES EQUITY INCOME FUND	34	R
		FEDERATED HERMES EQUITY INCOME FUND	629	B
		FEDERATED HERMES EQUITY INCOME FUND	241	C
		FEDERATED HERMES EQUITY INCOME FUND	326	A
		FEDERATED HERMES EQUITY INCOME FUND	849	IS
		FEDERATED HERMES EQUITY INCOME FUND	304	F

	Federated Hermes Fixed Income Securities, Inc.:

7/1/2004		FEDERATED HERMES MUNI ULTRASHORT FUND	253	IS
		FEDERATED HERMES MUNI ULTRASHORT FUND	254	A
		FEDERATED HERMES MUNI ULTRASHORT FUND	230	R6
7/1/2004		FEDERATED HERMES STRATEGIC INCOME FUND	652	B
		FEDERATED HERMES STRATEGIC INCOME FUND	382	C
		FEDERATED HERMES STRATEGIC INCOME FUND	383	F
		FEDERATED HERMES STRATEGIC INCOME FUND	381	A
		FEDERATED HERMES STRATEGIC INCOME FUND	414	R6
		FEDERATED HERMES STRATEGIC INCOME FUND	653	IS

6/1/2008	Federated Hermes Global Allocation Fund

		FEDERATED HERMES GLOBAL ALLOCATION FUND	373	B
		FEDERATED HERMES GLOBAL ALLOCATION FUND	608	C
		FEDERATED HERMES GLOBAL ALLOCATION FUND	894	R
		FEDERATED HERMES GLOBAL ALLOCATION FUND	232	R6
		FEDERATED HERMES GLOBAL ALLOCATION FUND	11	A
		FEDERATED HERMES GLOBAL ALLOCATION FUND	879	IS

7/1/2004	Federated Hermes Government Income Securities, Inc.
		FEDERATED HERMES GOV INCOME SECURITIES	166	A
		FEDERATED HERMES GOV INCOME SECURITIES	171	C
		FEDERATED HERMES GOV INCOME SECURITIES	21	F
		FEDERATED HERMES GOV INCOME SECURITIES	615	IS

7/1/2004	Federated Hermes Government Income Trust
		FEDERATED HERMES GOVERNMENT INCOME FUND	36	IS
		FEDERATED HERMES GOVERNMENT INCOME FUND	102	ss

7/1/2004	Federated Hermes High Income Bond Fund, Inc.
		FEDERATED HERMES HIGH INCOME BOND FUND	630	B
		FEDERATED HERMES HIGH INCOME BOND FUND	492	R6
		FEDERATED HERMES HIGH INCOME BOND FUND	242	C
		FEDERATED HERMES HIGH INCOME BOND FUND	317	A
		FEDERATED HERMES HIGH INCOME BOND FUND	491	IS

7/1/2004	Federated Hermes High Yield Trust:
		FEDERATED HERMES OPPORTNSTC HI-YLD BND	77	IS
		FEDERATED HERMES OPPORTNSTC HI-YLD BND	113	A
		FEDERATED HERMES OPPORTNSTC HI-YLD BND	120	C
		FEDERATED HERMES OPPORTNSTC HI-YLD BND	430	R6
		FEDERATED HERMES OPPORTNSTC HI-YLD BND	38	ss

	Federated Hermes Income Securities Trust:
7/1/2004		FEDERATED HERMES CAPITAL INCOME FUND	312	A
		FEDERATED HERMES CAPITAL INCOME FUND	631	B
		FEDERATED HERMES CAPITAL INCOME FUND	244	C
		FEDERATED HERMES CAPITAL INCOME FUND	374	F
		FEDERATED HERMES CAPITAL INCOME FUND	300	R
		FEDERATED HERMES CAPITAL INCOME FUND	830	IS
9/1/2004		FEDERATED HERMES FLTG RATE STR INCOME FUND	701	R6
		FEDERATED HERMES FLTG RATE STR INCOME FUND	693	IS
		FEDERATED HERMES FLTG RATE STR INCOME FUND	687	A
		FEDERATED HERMES FLTG RATE STR INCOME FUND	188	A1
7/1/2004		FEDERATED HERMES FUND U.S. GOV SECURITIES	601	B
		FEDERATED HERMES FUND U.S. GOV SECURITIES	238	C
		FEDERATED HERMES FUND U.S. GOV SECURITIES	309	A
		FEDERATED HERMES FUND U.S. GOV SECURITIES	614	IS
7/1/2004		FEDERATED HERMES INTERM CORP BOND FUND	303	IS
		FEDERATED HERMES INTERM CORP BOND FUND	348	ss
7/1/2004		FEDERATED HERMES MUNI & STOCK ADVT FUND	888	B
		FEDERATED HERMES MUNI & STOCK ADVT FUND	887	A
		FEDERATED HERMES MUNI & STOCK ADVT FUND	889	C
		FEDERATED HERMES MUNI & STOCK ADVT FUND	901	F
		FEDERATED HERMES MUNI & STOCK ADVT FUND	876	IS
12/1/2005		FEDERATED HERMES INFL PROTECTED SEC FD	183	A
		FEDERATED HERMES INFL PROTECTED SEC FD	184	C
		FEDERATED HERMES INFL PROTECTED SEC FD	185	IS
		FEDERATED HERMES INFL PROTECTED SEC FD	327	R6
7/18/2004		FEDERATED HERMES SHORT-TERM INCOME FUND	292	R6
		FEDERATED HERMES SHORT-TERM INCOME FUND	65	SS
		FEDERATED HERMES SHORT-TERM INCOME FUND	638	IS
		FEDERATED HERMES SHORT-TERM INCOME FUND	607	A
		FEDERATED HERMES SHORT-TERM INCOME FUND	579	A2

	Federated Hermes Index Trust:
7/1/2004		FEDERATED HERMES MAX-CAP INDEX FUND	39	IS
		FEDERATED HERMES MAX-CAP INDEX FUND	895	R
		FEDERATED HERMES MAX-CAP INDEX FUND	281	ss
		FEDERATED HERMES MAX-CAP INDEX FUND	867	C
7/1/2004		FEDERATED HERMES MID-CAP INDEX FUND	156	R6
		FEDERATED HERMES MID-CAP INDEX FUND	153	IS
		FEDERATED HERMES MID-CAP INDEX FUND	151	ss

	Federated Hermes Institutional Trust
7/1/2004		FEDERATED HERMES GOV ULTRASHORT DUR FUND	969	ss
		FEDERATED HERMES GOV ULTRASHORT DUR FUND	891	A
		FEDERATED HERMES GOV ULTRASHORT DUR FUND	840	R6
		FEDERATED HERMES GOV ULTRASHORT DUR FUND	626	IS
7/1/2004		FEDERATED HERMES INSTL HIGH YIELD BOND FUND	900	IS
		FEDERATED HERMES INSTL HIGH YIELD BOND FUND	221	R6
6/1/2005		FEDERATED HERMES SH-INT TOTAL RETURN BOND	114	A
		FEDERATED HERMES SH-INT TOTAL RETURN BOND	63	IS
		FEDERATED HERMES SH-INT TOTAL RETURN BOND	107	ss
		FEDERATED HERMES SH-INT TOTAL RETURN BOND	127	R6

	Federated Hermes Insurance Series
7/1/2004		FEDERATED HERMES MANAGED VOLATILITY FUND II	333	P
		FEDERATED HERMES MANAGED VOLATILITY FUND II	403	S
		FEDERATED HERMES FUND U.S. GOV SECURITIES II	334	--
7/1/2004		FEDERATED HERMES HIGH INCOME BOND II	250	S
		FEDERATED HERMES HIGH INCOME BOND II	336	p
7/1/2004		FEDERATED HERMES KAUFMANN FUND II	953	p
		FEDERATED HERMES KAUFMANN FUND II	957	s
7/1/2004		FEDERATED HERMES GOVERNMENT MONEY FUND II	330	s
		FEDERATED HERMES GOVERNMENT MONEY FUND II	402	p
7/1/2004		FEDERATED HERMES QUALITY BOND II	921	p
		FEDERATED HERMES QUALITY BOND II	929	s

	Federated Hermes International Series, Inc.:
7/1/2004		FEDERATED HERMES GLOBAL TOTAL RETURN BOND FD	152	IS
		FEDERATED HERMES GLOBAL TOTAL RETURN BOND FD	240	C
		FEDERATED HERMES GLOBAL TOTAL RETURN BOND FD	316	A

	Federated Hermes Investment Series Funds, Inc.:

		FEDERATED HERMES CORPORATE BOND FUND	641	A
		FEDERATED HERMES CORPORATE BOND FUND	642	B
		FEDERATED HERMES CORPORATE BOND FUND	643	C
		FEDERATED HERMES CORPORATE BOND FUND	655	IS
		FEDERATED HERMES CORPORATE BOND FUND	671	R6
		FEDERATED HERMES CORPORATE BOND FUND	198	F

	Federated Hermes Managed Pool Series:

12/1/2005		FEDERATED HERMES CORPORATE BOND STRATEGY PORTFOLIO	157
12/1/2005		FEDERATED HERMES HIGH-YIELD STRATEGY PORTFOLIO	744
12/1/2005		FEDERATED HERMES INTL BOND STRATEGY PORT	742
12/1/2014		FEDERATED HERMES INTERNATIONAL DIV STRATEGY	569
12/1/2005		FEDERATED HERMES MORTGAGE STRATEGY PORT	743

	Federated Hermes MDT Series:
7/31/2006		FEDERATED HERMES MDT ALL CAP CORE FUND	210	A
		FEDERATED HERMES MDT ALL CAP CORE FUND	224	C
		FEDERATED HERMES MDT ALL CAP CORE FUND	226	IS
		FEDERATED HERMES MDT ALL CAP CORE FUND	233	R6
7/31/2006		FEDERATED HERMES MDT BALANCED FUND	285	A
		FEDERATED HERMES MDT BALANCED FUND	296	C
		FEDERATED HERMES MDT BALANCED FUND	297	IS
		FEDERATED HERMES MDT BALANCED FUND	314	R6
7/31/2006		FEDERATED HERMES MDT LARGE CAP GROWTH FUND	265	A
		FEDERATED HERMES MDT LARGE CAP GROWTH FUND	271	B
		FEDERATED HERMES MDT LARGE CAP GROWTH FUND	267	C
		FEDERATED HERMES MDT LARGE CAP GROWTH FUND	269	IS
7/31/2006		FEDERATED HERMES MDT SMALL CAP CORE FUND	237	A
		FEDERATED HERMES MDT SMALL CAP CORE FUND	245	C
		FEDERATED HERMES MDT SMALL CAP CORE FUND	255	IS
		FEDERATED HERMES MDT SMALL CAP CORE FUND	223	R6
7/31/2006		FEDERATED HERMES MDT SMALL CAP GROWTH FUND	282	A
		FEDERATED HERMES MDT SMALL CAP GROWTH FUND	283	C
		FEDERATED HERMES MDT SMALL CAP GROWTH FUND	284	IS
		FEDERATED HERMES MDT SMALL CAP GROWTH FUND	231	R6

	Federated Hermes Municipal Bond Fund, Inc:
		FEDERATED HERMES MUNICIPAL BOND FUND INC.	141	IS
		FEDERATED HERMES MUNICIPAL BOND FUND INC.	375	F
		FEDERATED HERMES MUNICIPAL BOND FUND INC.	602	B
		FEDERATED HERMES MUNICIPAL BOND FUND INC.	243	C
		FEDERATED HERMES MUNICIPAL BOND FUND INC.	384	A

	Federated Hermes Municipal Securities Income Trust:
7/1/2004		FEDERATED HERMES MICHIGAN INTERM MUNICIPAL FUND	145	A
		FEDERATED HERMES MICHIGAN INTERM MUNICIPAL FUND	622	IS
6/1/2006		FEDERATED HERMES MUNI HIGH YIELD ADVT FUND	310	F
		FEDERATED HERMES MUNI HIGH YIELD ADVT FUND	214	C
		FEDERATED HERMES MUNI HIGH YIELD ADVT FUND	167	A
		FEDERATED HERMES MUNI HIGH YIELD ADVT FUND	170	B
		FEDERATED HERMES MUNI HIGH YIELD ADVT FUND	380	IS
		FEDERATED HERMES OHIO MUNI INCOME	164	A
		FEDERATED HERMES OHIO MUNI INCOME	313	F
		FEDERATED HERMES OHIO MUNI INCOME	623	IS
7/1/2004		FEDERATED HERMES PENNSYLVANIA MUNI INCOME	311	A
		FEDERATED HERMES PENNSYLVANIA MUNI INCOME	673	IS

7/1/2004	Federated Hermes Short- Intermediate Duration Municipal Trust

		FEDERATED HERMES SH-INT MUNI FUND	291	A
		FEDERATED HERMES SH-INT MUNI FUND	24	IS
		FEDERATED HERMES SH-INT MUNI FUND	289	ss
		FEDERATED HERMES SH-INT MUNI FUND	84	A2

7/1/2004	Federated Hermes Total Return Government Bond Fund

		FEDERATED HERMES TOTAL RETURN GOVT BOND FUND	234	R6
		FEDERATED HERMES TOTAL RETURN GOVT BOND FUND	648	ss
		FEDERATED HERMES TOTAL RETURN GOVT BOND FUND	647	IS

	Federated Hermes Total Return Series, Inc.:
7/1/2004		FEDERATED HERMES CORE BOND FUND	835	IS
		FEDERATED HERMES CORE BOND FUND	837	A
		FEDERATED HERMES CORE BOND FUND	890	R6
7/1/2004		FEDERATED HERMES TOTAL RETURN BOND FUND	328	IS
		FEDERATED HERMES TOTAL RETURN BOND FUND	288	ss
		FEDERATED HERMES TOTAL RETURN BOND FUND	893	R
		FEDERATED HERMES TOTAL RETURN BOND FUND	225	R6
		FEDERATED HERMES TOTAL RETURN BOND FUND	404	A
		FEDERATED HERMES TOTAL RETURN BOND FUND	405	B
		FEDERATED HERMES TOTAL RETURN BOND FUND	406	C
7/1/2004		FEDERATED HERMES ULTRASHORT BOND FUND	218	A
		FEDERATED HERMES ULTRASHORT BOND FUND	838	ss
		FEDERATED HERMES ULTRASHORT BOND FUND	108	IS
		FEDERATED HERMES ULTRASHORT BOND FUND	344	R6

7/1/2004	Federated Hermes Short-Term Government Trust
		FEDERATED HERMES SHORT-TERM GOV'T FUND	100	ss
		FEDERATED HERMES SHORT-TERM GOV'T FUND	79	y
		FEDERATED HERMES SHORT-TERM GOV'T FUND	9	IS

7/1/2004	Federated Hermes Short-Intermediate Government Trust
		FEDERATED HERMES SHORT-INTERMEDIATE GOV'T FUND	192	ss
		FEDERATED HERMES SHORT-INTERMEDIATE GOV'T FUND	896	R
		FEDERATED HERMES SHORT-INTERMEDIATE GOV'T FUND	47	IS

	Federated Hermes World Investment Series, Inc.:
7/1/2004		FEDERATED HERMES EMERGING MARKET DEBT FUND	831	IS
		FEDERATED HERMES EMERGING MARKET DEBT FUND	609	A
		FEDERATED HERMES EMERGING MARKET DEBT FUND	611	C
7/1/2004		FEDERATED HERMES INTERNATIONAL LEADERS FUND	103	A
		FEDERATED HERMES INTERNATIONAL LEADERS FUND	104	B
		FEDERATED HERMES INTERNATIONAL LEADERS FUND	105	C
		FEDERATED HERMES INTERNATIONAL LEADERS FUND	119	IS
		FEDERATED HERMES INTERNATIONAL LEADERS FUND	106	R
		FEDERATED HERMES INTERNATIONAL LEADERS FUND	110	R6
7/1/2004		FEDERATED HERMES INTL SMALL-MID COMPANY FUND	695	A
		FEDERATED HERMES INTL SMALL-MID COMPANY FUND	697	C
		FEDERATED HERMES INTL SMALL-MID COMPANY FUND	682	IS

7/1/2004	Federated Hermes Intermediate Municipal Trust

		FEDERATED HERMES INTERMEDIATE MUNI FUND	78	ss
		FEDERATED HERMES INTERMEDIATE MUNI FUND	739	IS

	Federated Hermes Money Market Obligations Trust:

7/1/2004		FEDERATED HERMES CALIFORNIA MUNI CASH TRUST	80	ss
		FEDERATED HERMES CALIFORNIA MUNI CASH TRUST	800	ws
		FEDERATED HERMES CALIFORNIA MUNI CASH TRUST	280	CII
		FEDERATED HERMES CALIFORNIA MUNI CASH TRUST	809	CAP
		FEDERATED HERMES CALIFORNIA MUNI CASH TRUST	810	cs
12/1/2004		FEDERATED HERMES CAPITAL RESERVES FUND	806
7/1/2004		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	386	cs
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	385	CII
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	805	CAP
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	158	ADM
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	117	PRM
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	5	IS
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	703	TR
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	395	ss
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	7	SEL
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	484	AVR
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	707	SDG
7/1/2004		FEDERATED HERMES GOVT OBLIGATIONS TAX-MGD FD	613	AS
		FEDERATED HERMES GOVT OBLIGATIONS TAX-MGD FD	636	IS
		FEDERATED HERMES GOVT OBLIGATIONS TAX-MGD FD	637	ss
12/1/2004		FEDERATED HERMES GOVERNMENT RESERVES FUND	970	A
		FEDERATED HERMES GOVERNMENT RESERVES FUND	971	B
		FEDERATED HERMES GOVERNMENT RESERVES FUND	972	C
		FEDERATED HERMES GOVERNMENT RESERVES FUND	807	p
		FEDERATED HERMES GOVERNMENT RESERVES FUND	973	F
7/1/2004		FEDERATED HERMES INSTITUTIONAL MMKT MGMT	136	CAP
		FEDERATED HERMES INSTITUTIONAL MMKT MGMT	349	EAG
		FEDERATED HERMES INSTITUTIONAL MMKT MGMT	58	IS
		FEDERATED HERMES INSTITUTIONAL MMKT MGMT	219	ss
		FEDERATED HERMES INSITUTIONAL PRIME OBLIGATIONS FUND	10	IS
		FEDERATED HERMES INSITUTIONAL PRIME OBLIGATIONS FUND	143	CAP
		FEDERATED HERMES INSITUTIONAL PRIME OBLIGATIONS FUND	396	ss
7/1/2004		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	858	CAP
		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	821	cs
		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	820	CII
		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	852	ws
		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	839	IV
		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	855	ss
		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	833	AS
7/1/2004		FEDERATED HERMES NEW YORK MUNI CASH TRUST	878	cs
		FEDERATED HERMES NEW YORK MUNI CASH TRUST	12	ss
		FEDERATED HERMES NEW YORK MUNI CASH TRUST	825	ws
		FEDERATED HERMES NEW YORK MUNI CASH TRUST	111	CII
7/1/2004		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	857	CAP
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	911	CII
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	851	ws
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	854	ss
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	909	AS
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	914	R
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	913	cs
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	915	TR
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	485	AVR
7/1/2004		FEDERATED HERMES INSTITUTIONAL PRIME VAL OBL	859	CAP
		FEDERATED HERMES INSTITUTIONAL PRIME VAL OBL	853	IS
		FEDERATED HERMES INSTITUTIONAL PRIME VAL OBL	856	ss
7/1/2004		FEDERATED HERMES TAX-FREE OBLIGATIONS FUND	15	ws
		FEDERATED HERMES TAX-FREE OBLIGATIONS FUND	397	ss
		FEDERATED HERMES TAX-FREE OBLIGATIONS FUND	486	AVR
7/1/2004		FEDERATED HERMES INSTITUTIONAL TX-FREE CSH TR	42	IS
		FEDERATED HERMES INSTITUTIONAL TX-FREE CSH TR	73	PRM
7/1/2004		FEDERATED HERMES TREASURY OBLIGATIONS FUND	115	AS
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	862	CAP
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	68	IS
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	398	SS
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	702	TR
7/1/2004		FEDERATED HERMES TR FOR U.S. TRSY OBLIGATIONS	54	cs
		FEDERATED HERMES TR FOR U.S. TRSY OBLIGATIONS	52	CII
		FEDERATED HERMES TR FOR U.S. TRSY OBLIGATIONS	59	IS
7/1/2004		FEDERATED HERMES U.S. TREASURY CASH RSV	632	SS
		FEDERATED HERMES U.S. TREASURY CASH RSV	125	IS

		COLLECTIVE TRUSTS
		FEDERATED HERMES CAPITAL PRESERVATION FUND	4	ISP
		FEDERATED HERMES CAPITAL PRESERVATION FUND	25	RP
		FEDERATED HERMES CAPITAL PRESERVATION FUND	26	SP
		FEDERATED HERMES CAPITAL PRESERVATION FUND	27	yp
		FEDERATED HERMES CAPITAL PRESERVATION FUND	35	R6P
		FEDERATED HERMES CAPITAL PRESERVATION FUND	40	IP
		FEDERATED HERMES INSTITUTIONAL FIXED INCOME FUND	45

DST Asset Manager Solutions, Inc.	By each of the Federated Funds Set forth on Exhibit A.
By: /s/Rahul Kanwar	By: /s/Peter Germain
Name: Rahul Kanwar	Name: Peter Germain
Title: President/COO	Title: Secretary

Schedule B

Transfer Agency Services

A.                  General

1.                   As used in this Schedule A, the following additional terms have the following meanings:

(i)                  “ACH” shall mean the Automated Clearing House;

(ii)                “Bank” shall mean a nationally or regionally known banking institution;

(iii)              “Code” shall mean the Internal Revenue Code of 1986, as amended;

(iv)               “DTCC” shall mean the Depository Trust Clearing Corporation;

(v)                “IRA” shall mean Individual Retirement Account;

(vi)               “Procedures” shall collectively mean DST’s transfer agency procedures manual, third party check procedures, checkwriting draft procedures, Compliance + and identity theft programs and signature guarantee procedures;

(vii)             “Program” shall mean Networking, Fund Serv or other DTCC program; and

(viii)           "TA2000 System" shall mean DST’s TA2000TM computerized data processing system for shareholder accounting.

2.                   Any references to Law shall be construed to mean the Law as amended to the date of the effectiveness of the applicable provision referencing the Law.

3.                   The Fund acknowledges that DST’s ability to perform the Services is subject to the following dependencies:

(i)                  The Fund and other Persons that are not employees or agents of DST, whose cooperation is reasonably required for DST to provide the Services, providing cooperation, information and, as applicable, instructions to DST promptly, in agreed formats, by agreed media and within agreed timeframes as required to provide the Services.

(ii)                The communications systems operated by the Fund and other Persons that are not employees or agents of DST remaining fully operational.

(iii)              The accuracy and completeness of any the Fund Data or other information provided to DST in connection with the Services by any Person.

(iv)               Any warranty, representation, covenant or undertaking expressly made by the Fund under or in connection with this Agreement being and remaining true, correct and discharged at all relevant times.

4.                   The following Services will be performed by DST and, as applicable, are contingent on the performance by the Fund of the duties and obligations listed.

B. SERVICES

1.       Scope of Agency Services; DST Obligations.

A. DST utilizing the TA2000 System will perform the following services:

(i) issuing, transferring and redeeming book entry shares or cancelling share certificates as applicable;

(ii) maintaining shareholder accounts on the records of the Fund on the TA2000 System in accordance with the instructions and information received by DST from the Fund, the Fund's distributor, manager or managing dealer, the Fund's investment adviser, the Fund’s sponsor, the Fund’s custodian, or the Fund’s administrator and any other person whom the Fund names on Schedule C (each an “Authorized Person”), broker-dealers or shareholders;

(iii) when and if a Fund participates in the DTCC, and to the extent DST supports the functionality of the applicable DTCC program:

(a) DST will accept and effectuate the registration and maintenance of accounts through the Program and the purchase, redemption, exchange and transfer of shares in such accounts through systems or applications offered via the Program in accordance with instructions transmitted to and received by DST by transmission from DTCC on behalf of broker-dealers and banks which have been established by, or in accordance with the instructions of, an Authorized Person, on the Dealer File maintained by DST,

(b) issuing instructions to the Funds’ banks for the settlement of transactions between the Funds and DTCC (acting on behalf of its broker-dealer and bank participants),

(c) providing account and transaction information from each affected Fund’s records on TA2000 in accordance with the applicable Program’s rules, and

(d) maintaining shareholder accounts on TA2000 through the Programs;

(iv) providing control book, also known as transaction journal and super sheet which is a daily record for the Fund of all transactions and receipts and disbursements of money and securities;

(v) preparing shareholder meeting lists as needed for use in connection with shareholder meetings;

(vi) withholding, as required by federal law, taxes on shareholder accounts, performing and paying backup withholding as required for all shareholders, and preparing, filing and providing, in electronic format, the applicable U.S. Treasury Department information returns or K-1 data file, as applicable, to Fund’s vendor of choice;

(vii) disbursing income dividends and capital gains distributions to shareholders and recording reinvestment of dividends and distributions in shares of the Fund;

(viii) preparing and providing, in electronic format, a file to Fund’s print vendor of choice in order that the vendor may prepare and send:

(a) confirmation forms for shareholders for all purchases and liquidations of shares of the Fund and other confirmable transactions in shareholders' accounts,

(b) copies of shareholder statements, and

(c) shareholder reports and prospectuses provided by the Fund;

(ix) providing or making available on-line daily and monthly reports as provided by the TA2000 System and as requested by the Fund or its management company;

(x) maintaining those records necessary to carry out DST's duties hereunder, including all information reasonably required by the Fund to account for all transactions on TA2000 in the Fund shares;

(xi) calculating the appropriate sales charge, if applicable and supported by TA2000, with respect to each purchase of the Fund shares as instructed by an Authorized Person, determining the portion of each sales charge payable to the dealer participating in a sale in accordance with schedules and instructions delivered to DST by the Fund's managing dealer or distributor or any other Authorized Person from time to time, disbursing dealer commissions collected to such dealers, deducting from all redemption proceeds any applicable contingent deferred sales charges or other appropriate fees and determining the portion of each sales charge payable to such managing dealer and disbursing such commissions to the managing dealer;

(xii) receiving correspondence pertaining to any former, existing or new shareholder account, processing such correspondence for proper recordkeeping, and responding to shareholder correspondence;

(xiii) processing, generally on the date of receipt, purchases, redemptions, exchanges, or instructions, as applicable, to settle any mail or wire order purchases, redemptions or exchanges received in proper order as set forth in the prospectus and general exchange privilege applicable, and rejecting any requests not received in proper order (as defined by an Authorized Person or the Procedures as hereinafter defined);

(xiv)       pursue and enforce any claims related to or in connection with medallion signature guarantees and undertake all such reasonable efforts to seek any required collections in connection with such medallion signature guarantee claims;

(xv)        provide daily data files to the Fund indicating the total number of shares issued and outstanding in each state for “blue sky” purposes as determined according to Proper Instructions delivered from time to time by the Fund to DST.

(xvi) providing to the Fund escheatment reports as requested by an Authorized Person with respect to the status of accounts and outstanding checks on TA2000; DST shall perform the following services (the “Core Escheatment Services”) for, and to assist, the Fund in complying with state escheatment requirements: (i) identify and process the Fund’s accounts that have returned post office mail (“RPO accounts”), inactive accounts and uncashed checks; (ii) perform all required lost shareholder searches in compliance with Rule 17Ad-17; (iii) perform all required state unclaimed property due diligence mailings based on state mailing schedules; (iv) provide pre-escheatment reports during January/February for the Fall cycle and November/December for the Spring/Summer cycles; (v) capture and maintain customer “date of last contact” and type of contact; and (vi) escheat abandoned and unclaimed assets based on applicable state dormancy periods and remittance schedules. In consideration of the performance of the Core Escheatment Services by DST, the Funds shall pay DST the Core Escheatment Service fees set forth in a separate fee letter. In addition to the Core Escheatment Services, DST has enhanced its unclaimed property administration (“UPA”) services to include certain additional optional outreach capabilities DST shall provide the Outreach Services to the Fund in accordance with the terms set forth in this Agreement.

(xvii) as mutually agreed upon by the parties as to the service scope and fees, answer telephone inquiries during mutually agreed upon times, each day on which the New York Stock Exchange is open for trading. DST shall answer and respond to inquiries from existing shareholders, prospective shareholders of the Fund and broker-dealers on behalf of such shareholders in accordance with the telephone scripts provided by the Fund to DST, such inquiries may include requests for information on account set-up and maintenance, general questions regarding the operation of the Fund, general account information including dates of purchases, redemptions, exchanges and account balances, requests for account access instructions and literature requests;

(xvii) (where applicable) supporting Fund tender offers, including but not limited to: assistance with shareholder communication plan; coordination of tender offer materials; establishment of informational website; receipt, review and reconciliation of letters of transmittal; daily tracking, reconciliation and reporting of shares tendered; and issuing tax forms.

(xix) in order to assist the Fund with the Fund’s anti-money laundering responsibilities under the Bank Secrecy Act of 1973, US PATRIOT ACT and other applicable anti-money laundering laws, DST shall provide certain risk-based shareholder activity monitoring tools and procedures that are reasonably designed to: (i) promote the detection and reporting of potential money laundering activities; and (ii) assist in the verification of persons opening accounts with the Fund. If the Fund elects to have DST implement the anti-money laundering procedures and delegate the day-to-day operation of such anti-money laundering procedures to DST, the parties will agree to upon the applicable fees and the service scope and execute the attached appendix (“Appendix 1” entitled “AML Delegation”) which may be changed from time to time subject to mutual written agreement between the parties;

(xx) as mutually agreed upon by the parties as to the service scope and fees, provide any additional related services (i.e., pertaining to escheatments, abandoned property, garnishment orders, bankruptcy and divorce proceedings, Internal Revenue Service or state tax authority tax levies and summonses and all matters relating to the foregoing); and

‘s(xxi) upon request of the Fund and mutual agreement between the parties as to the scope and any applicable fees, DST may provide additional services to the Fund under the terms of this Schedule and the Agreement. Such services and fees shall be set forth in a writing and may be added by an amendment to, or as a statement of work under, this Schedule or the Agreement.

B.       At the request of an Authorized Person, DST shall use reasonable efforts to provide the services set forth in Section 1.A of this Schedule A in connection with transactions (i) the processing of which transactions require DST to use methods and procedures other than those usually employed by DST to perform shareholder servicing agent services, (ii) involving the provision of information to DST after the commencement of the nightly processing cycle of the TA2000 System or (iii) which require more manual intervention by DST, either in the entry of data or in the modification or amendment of reports generated by the TA2000 System than is usually required by normal transactions.

C.       DST shall use reasonable efforts to provide the same services with respect to any new, additional functions or features or any changes or improvements to existing functions or features as provided for in the Fund's instructions, prospectus or application as amended from time to time, for the Fund provided DST is advised in advance by the Fund of any changes therein and the TA2000 System and the mode of operations utilized by DST as then constituted supports such additional functions and features. If any new, additional function or feature or change or improvement to existing functions or features or new service or mode of operation measurably increases DST's cost of performing the services required hereunder at the current level of service, DST shall advise the Fund of the amount of such increase and if the Fund elects to utilize such function, feature or service, DST shall be entitled to increase its fees by the amount of the increase in costs.

D.       The Fund acknowledges that DST is currently using, and will continue to use, domestic or foreign DST affiliates to assist with software development and support projects for DST and/or for the Fund. As part of such support, the Fund acknowledges that such affiliates may access the Fund Confidential Information including, but not limited to, personally identifiable shareholder information (shareholder name, address, social security number, account number, etc.).

E.       The Fund shall add all new funds to the TA2000 System upon at least 60 days’ prior written notice to DST provided that the requirements of the new funds are generally consistent with services then being provided by DST under the Agreement. If less than 60 days’ prior notice is provided by the Fund, additional ‘rush’ fees may be applied by DST. Rates or charges for additional funds shall be as set forth in the Fee Letter for the remainder of the contract term except as such funds use functions, features or characteristics for which DST has imposed an additional charge as part of its standard pricing schedule. In the latter event, rates and charges shall be in accordance with DST's then-standard pricing schedule.

F.       The parties agree that to the extent that DST provides any services under the Agreement that relate to compliance by the Fund with the Code (or any other applicable tax law), it is the parties’ mutual intent that DST will provide only printing, reproducing, and other mechanical assistance to the Fund and that DST will not make any judgments or exercise any discretion of any kind. The Fund agrees that it will provide express and comprehensive instructions to DST in connection with all of the services that are to be provided by DST under the Agreement that relate to compliance by the Fund with the Code (or any other applicable tax law), including providing responses to requests for direction that may be made from time to time by DST of the Fund in this regard.

G. The Fund instructs and authorizes DST to provide the services as set forth in the Agreement in connection with transactions on behalf of certain IRAs featuring the funds made available by the Fund. The Fund acknowledges and agrees that as part of such services, DST will act as service provider to the custodian for such IRAs.

H. If applicable, DST will make original issues of shares, or if shares are certificated, stock certificates upon written request of an officer of the Fund and upon being furnished with a certified copy of a resolution of the Board of Directors authorizing such original issue, evidence regarding the value of the shares, and necessary funds for the payment of any original issue tax.

I. Upon receipt of a Fund’s written request, DST shall provide transmissions of shareholder activity to the print vendor selected by the Fund.

J. In the event that certificates for shares of the Fund shall be represented to have been lost, stolen or destroyed, DST, upon being furnished with an indemnity bond in such form and amount and with such surety as shall be reasonably satisfactory to it, is authorized to countersign a new certificate or certificates for the number of shares of the Fund represented by the lost or stolen certificate. In the event that certificates of the Fund shall be represented to have been lost, stolen, missing, counterfeited or recovered, DST shall file Form X-17F-1A as required by applicable federal securities laws.

K. Shares of stock will be transferred in accordance with the instructions of the shareholders and, upon receipt of the Fund’s instructions that shares of stock be redeemed and funds remitted therefor, such redemptions will be accomplished and payments dispatched provided the shareholder instructions are deemed by DST to be duly authorized. DST reserves the right to refuse to transfer, exchange, sell or redeem shares as applicable, until it is satisfied that the request is authorized, or instructed by the Fund.

L.        [          ]

M.       Changes and Modifications.

(i)       DST shall have the right, at any time, to modify any systems, programs, procedures or facilities used in performing its obligations hereunder; provided that the Fund will be notified as promptly as possible prior to implementation of such modifications and that no such modification or deletion shall materially adversely change or affect the operations and procedures of the Fund in using the TA2000 System hereunder, the Services or the quality thereof, or the reports to be generated by such system and facilities hereunder, unless the Fund is given thirty (30) days’ prior notice to allow the Fund to change its procedures and DST provides the Fund with revised operating procedures and controls.

(ii)       All enhancements, improvements, changes, modifications or new features added to the TA2000 System however developed or paid for, including, without limitation, Client Requested Software (collectively, “Deliverables”), shall be, and shall remain, the confidential and exclusive property of, and proprietary to, DST. The parties recognize that during the Term of this Agreement the Fund will disclose to DST Confidential Information and DST may partly rely on such Confidential Information to design, structure or develop one or more Deliverables. Provided that, as developed, such Deliverable(s) contain no Confidential Information that identifies the Fund or any of its investors or which could reasonably be expected to be used to readily determine such identity, (i) the Fund hereby consents to DST’s use of such Confidential Information to design, to structure or to determine the scope of such Deliverable(s) or to incorporate into such Deliverable(s) and that any such Deliverable(s), regardless of who paid for it, shall be, and shall remain, the sole and exclusive property of DST and (ii) the Fund hereby grants DST a perpetual, nonexclusive license to incorporate and retain in such Deliverable(s) Confidential Information of the Fund. All Confidential Information of the Fund shall be and shall remain the property of the Fund.

2. Fund Obligations.

A. The Fund agrees to use its reasonable efforts to deliver to DST in Kansas City, Missouri, as soon as they are available, all of its shareholder account records.

B. The Fund will provide DST written notice of any change in Authorized Personnel as set forth on Schedule C.

C. The Fund will notify DST of material changes to its Articles of Incorporation or Bylaws (e.g. in the case of recapitalization) that impact the services provided by DST under the Agreement.

D. If at any time the Fund receives notice or becomes aware of any stop order or other proceeding in any such state affecting such registration or the sale of the Fund's shares, or of any stop order or other proceeding under the federal securities laws affecting the sale of the Fund's shares, the Fund will give prompt notice thereof to DST.

3.       Compliance.

A.       DST shall perform the services under this Schedule A in conformance with DST's present procedures as set forth in its Procedures with such changes or deviations therefrom as may be from time to time required or approved by the Fund, its investment adviser or managing dealer, or its or DST's counsel and the rejection of orders or instructions not in good order in accordance with the applicable prospectus or the Procedures. Notwithstanding the foregoing, DST’s obligations shall be solely as are set forth in this Schedule and any of other obligations of the Fund under applicable law that DST has not agreed to perform on the Fund’s behalf under this Schedule or the Agreement shall remain the Fund’s sole obligation.

B. The Fund hereby advises DST that all of the shares of the Fund are sold by broker-dealers who have executed selling group or dealer agreements with the Fund pursuant to which agreements the affected broker-dealer has assumed all obligations and responsibilities under applicable laws with respect to customer identification procedures, identity theft and the red flag regulations and that, therefore, such obligations and responsibilities are not among the obligations and responsibilities that the Fund is employing DST to provide or fulfill. Any requirement to comply with applicable law with respect to any attempt to verify the identity of shareholders of the shares of the Fund shall remain with the Fund and the Fund’s broker-dealers.

4.       Bank Accounts.

A. DST, acting as agent for the Fund, is hereby authorized (1) to establish accounts in the name of, and to maintain on behalf of, the Fund, on the usual terms and conditions prevalent in the industry, including limits or caps (based on fees paid over some period of time or a flat amount, as required by the affected Bank on the maximum liability of such Banks) into which DST shall deposit the funds DST receives for payment of dividends, distributions, purchases of Fund shares, redemptions of Fund shares, commissions, corporate re-organizations (including recapitalizations or liquidations) or any other disbursements made by DST on behalf of the Fund provided for in this Schedule A, (2) to draw checks upon such accounts, to issue orders or instructions to the Bank for the payment out of such accounts as necessary or appropriate to accomplish the purposes for which such funds were provided to DST, and (3) to establish, to implement and to transact Fund business through ACH, draft processing, wire transfer and any other banking relationships, arrangements and agreements with such Bank as are necessary or appropriate to fulfill DST’s obligations under the Agreement. DST, acting as agent for the Fund, is also hereby authorized to execute on behalf and in the name of the Fund, on the usual terms and conditions prevalent in the industry, including limits or caps (based on fees paid over some period of time or a flat amount, as required by the affected Bank) on the maximum liability of such Banks, agreements with banks for ACH, wire transfer, draft processing services, as well as any other services which are necessary or appropriate for DST to utilize to accomplish the purposes of this Schedule. In each of the foregoing situations the Fund shall be liable on such agreements with the Bank as if it itself had executed the agreement. Nothing in this section shall mitigate the obligations established pursuant to Section 6.

B. DST is authorized and directed to stop payment of checks theretofore issued hereunder, but not presented for payment, when the payees thereof allege either that they have not received the checks or that such checks have been mislaid, lost, stolen, destroyed or through no fault of theirs, are otherwise beyond their control, and cannot be produced by them for presentation and collection, and, to issue and deliver duplicate checks in replacement thereof.

5.       Records.

DST will maintain customary transfer agent records in connection with its agency in accordance with the transfer agent recordkeeping requirements under applicable federal securities laws. Notwithstanding anything in the Agreement to the contrary, the records to be maintained and preserved by DST on the TA2000 System under the Agreement shall be maintained and preserved in accordance with the following:

A. Annual Purges by August 31: DST and the Fund shall mutually agree upon a date for the annual purge of the appropriate history transactions from the Transaction History (A88) file for accounts (both regular and tax advantaged accounts) that were open as of January 1 of the current year, such purge to be complete no later than August 31. Purges completed after this date will subject the Fund to the Aged History Retention fees set forth in the Fee Letter.

B. Purge Criteria: In order to avoid the Aged History Retention fees, history data for regular or ordinary accounts (that is, non-tax advantaged accounts) must be purged if the confirmation date of the history transaction is prior to January 1 of the current year and history data for tax advantaged accounts (retirement and educational savings accounts) must be purged if the confirmation date of the history transaction is prior to January 1 of the prior year. All purged history information shall be retained on magnetic tape for 7 years.

C. Purged History Retention Options (entail an additional fee): For the additional fees set forth on the Fee Letter, or as otherwise mutually agreed, then Fund may choose (i) to place purged history information on the Purged Transaction History (A19) table or (ii) to retain history information on the Transaction History (A88) file beyond the timeframes defined above. Retaining information on the A19 table allows for viewing of this data through online facilities and E-Commerce applications. This database does not support those histories being printed on statements and reports and is not available for on request job executions.

6.       Disposition of Books, Records and Canceled Certificates.

DST may send periodically to the Fund, or to where designated by the Fund, all books, documents, and all records no longer deemed needed for current purposes, upon the understanding that such books, documents, and records will be maintained by the Fund under and in accordance with the requirements of applicable federal securities laws. Such materials will not be destroyed by the Fund without the consent of DST (which consent will not be unreasonably withheld), but will be safely stored for possible future reference.

SCHEDULE C

AUTHORIZED PERSONNEL

Pursuant to the terms of the Schedule A and the Agreement between the Fund and DST, the Fund authorizes the following Fund personnel to provide instructions to DST, and receive inquiries from DST in connection with Schedule A and the Agreement:

Name	Title

_____________________________	________________________________

_____________________________	________________________________

_____________________________	________________________________

_____________________________	________________________________

_____________________________	________________________________

_____________________________	________________________________

_____________________________	________________________________

_____________________________	________________________________

_____________________________	________________________________

_____________________________	________________________________

_____________________________	________________________________

This Schedule may be revised by the Fund by providing DST with a substitute Schedule C. Any such substitute Schedule C shall become effective twenty-four (24) hours after DST's receipt of the document and shall be incorporated into the Agreement.

APPENDIX 1

ANTI-MONEY LAUNDERING DELEGATION

1.                   Delegation.

1.1         In order to assist the Fund with the Fund’s AML responsibilities under applicable AML laws, DST offers certain risk-based AML Procedures that are reasonably designed to: (i) promote the detection and reporting of potential money laundering activities; and (ii) assist in the verification of persons opening accounts with the Fund. The Fund has had an opportunity to review the AML Procedures with DST and desires to implement the AML Procedures as part of the Fund’s overall AML program.

1.2         Accordingly, subject to the terms and conditions set forth in this Agreement, the Fund hereby instructs and directs DST to implement the AML Procedures as set forth in Section 4 below on the Fund’s behalf and delegates to DST the day-to-day operation of the AML Procedures. The AML Procedures set forth in Section 4 may be amended, from time to time, by mutual agreement of the Fund and DST upon the execution by such parties of a revised Appendix 1 bearing a later date than the date hereof.

1.3       DST agrees to perform such AML Procedures, with respect to the ownership of Shares in the Fund for which DST maintains the applicable shareholder information, subject to and in accordance with the terms and conditions of this Agreement.

2.       Consent to Examination. In connection with the performance by DST of the AML Procedures, DST understands and acknowledges that the Fund remains responsible for assuring compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) and that the records DST maintains for the Fund relating to the AML Program may be subject, from time to time, to examination and/or inspection by federal regulators in order that the regulators may evaluate such compliance. DST hereby consents to such examination and/or inspection and agrees to cooperate with such federal examiners in connection with their review. For purposes of such examination and/or inspection, DST will use its best efforts to make available, during normal business hours and on reasonable notice all required records and information for review by such examiners.

3.       Limitation on Delegation. The Fund acknowledges and agrees that in accepting the delegation hereunder, DST is agreeing to perform only the AML Procedures, as may be amended from time to time, and is not undertaking and shall not be responsible for any other aspect of the AML Program or for the overall compliance by the Fund with the USA PATRIOT Act or for any other matters that have not been delegated hereunder. Additionally, the parties acknowledge and agree that DST shall only be responsible for performing the AML Procedures with respect to the ownership of, and transactions in, Shares in the Fund for which DST maintains the applicable Fund shareholder information.

4.                   AML Procedures1

4.1   Consistent with the services provided by DST and with respect to the ownership of Shares in the Fund for which DST maintains the applicable Fund shareholder information, DST shall:

(a)       On a daily basis, submit all new customer account registrations and registration changes against the Office of Foreign Assets Control (“OFAC”) database, the Politically Exposed Persons (“PEP”) database, and such other lists or databases as may be required from time to time by applicable regulatory authorities;

(b)       Submit all account registrations through OFAC database, the PEP database, and such other lists or databases as may be required from time to time by applicable regulatory authorities;

(c)       On a daily basis, submit special payee information from checks, outgoing wires and systematic withdrawal files through the OFAC database;

(d)       Review certain types of redemption transactions that occur within thirty-four (34) days of an account establishment, registration change, or banking information change (e.g. redemption by wire within 34 days of banking information change; rapid depletion of account balance after establishment; and redemption by check within 34 days of address change);

(e)       Review wires sent pursuant to banking instructions other than those on file with DST;

(f)     Review accounts with small balances followed by large purchases;

(g)       Review accounts with frequent activity within a specified date range followed by a large redemption;

(h)       Review purchase and redemption activity by check that meets or exceeds $100,000 threshold on any given day;

(i)       Determine when a suspicious activity report (“SAR”) should be filed as required by regulations applicable to mutual funds; prepare and file the SAR; provide the Fund with a copy of the SAR within a reasonable time after filing; and notify the Fund if any further communication is received from the U.S. Department of the Treasury or other law enforcement agencies regarding such filing;

(j)       Compare account information to any FinCEN request received by the Fund and provided to DST pursuant to USA PATRIOT Act Sec. 314(a). Provide the Fund with the necessary information for it to respond to such request within required time frame;

(k)       (i) Take reasonable steps to verify the identity of any person seeking to become a new customer of the Fund and notify the Fund in the event such person cannot be verified, (ii) Maintain records of the information used to verify the person’s identity, as required, and (iii) Determine whether the person appears on any lists of known or suspected terrorists or terrorist organizations provided to the Fund by any government agency;

(l)       Except with respect to any entities excluded under applicable regulation: (i) take reasonable steps to verify the identity of legal entities seeking to become new customers of the Fund, including verifying the identity of the natural person(s) retaining ownership or controlling interest in such legal entity (the “ Beneficial Owner(s)”), as such ownership and controlling interests are defined in 31 C.F.R. 1010.230, (ii) notify the Fund in the event that the identity of such Beneficial Owner(s) is not provided upon request to such entity or cannot be verified, (iii) maintain records of the information used to verify such Beneficial Owners, as required, and (iv) determine whether such persons appear on any lists of known or suspected terrorists or terrorist organizations provided to the Fund by any government agency;

(m) Conduct due diligence and if required, enhanced due diligence in accordance with 31 C.F.R. 103.176(b) for new and existing correspondent accounts for foreign financial institutions (as defined in 31 C.F.R. 103.175). DST will perform an assessment of the money laundering risk presented by the account based on a consideration of relevant factors in accordance with applicable law and information provided by the foreign financial institution in a financial institution questionnaire. If an account is determined to have a medium or above risk-ranking, DST will monitor the account on a monthly basis for unusual activity. In the situation where due diligence cannot be completed with respect to an account, DST will contact the Fund’s AML Officer for further instruction.

(n) Upon the request by the Fund, conduct due diligence to determine if the Fund is involved with any foreign jurisdiction, institution, class of transactions and a type of account designated, from time to time, by the U.S. Department of Justice in order to identify and take certain “special measures” against such entities as required under Section 311 of the USA PATRIOT Act (31 C.F.R. 103.193).

(o) Create and retain records required under 31 CFR 103.33 in connection with the transmittals of funds in amounts equal to or in excess of $3,000, and transmit such information on the transactions to the receiving financial institutions.

4.1       In the event that DST detects activity as a result of the foregoing procedures, which necessitates the filing by DST of a SAR or other similar report or notice to OFAC, then DST shall also immediately notify the Fund, unless prohibited by applicable law.

APPENDIX 2

INFORMATION SECURITY SCHEDULE

All capitalized terms not defined in this Information Security Schedule (this “Security Schedule”) shall have the meanings ascribed to them in the Transfer Agency and Service Agreement by and between DST and each of the funds listed on Exhibit A thereto (each such fund, or series thereof, severally, and not jointly, the “Fund”) dated March 1, 2022 (the “Agreement”).

DST and Fund hereby agree that DST shall maintain and comply with an information security policy (“Security Policy”) that satisfies the requirements set forth below; provided, that, because information security is a highly dynamic space (where laws, regulations and threats are constantly changing), DST reserves the right to make changes to its information security controls at any time and at the sole discretion of DST in a manner that it believes does not materially reduce the protection it applies to Fund Data.

From time to time, DST may subcontract services performed under the Agreement (to the extent provided for under the Agreement) or provide access to Fund Data or its network to a subcontractor or other third party; provided, that, such subcontractor or third party implements and maintains security measures DST believes are at least as stringent as those described in this Security Schedule.

For the purposes of this Schedule “prevailing industry practices and standards” refers to standards among financial institutions, including mutual funds, and third parties providing financial services to financial institutions.

1. Objective.

The objective of DST’s Security Policy and related information security program is to implement data security measures reasonably designed in material respects to be consistent with applicable prevailing industry practices and standards (“Objective”). In order to meet such Objective, DST uses commercially reasonable efforts to:

a.        Protect the privacy, confidentiality, integrity, and availability of all confidential data and information disclosed by or on behalf of Fund to, or otherwise comes into the possession of DST, in connection with the provision of services under the Agreement and to the extent the same is deemed confidential information under the terms of the Agreement (collectively, “Fund Data”). For the avoidance of doubt, and without limiting the foregoing, “Fund Data” includes all Confidential Information of the Fund and its agents or service providers, including, without limitation all “Customer Information,” as contemplated in the Agreement;

b.        Protect against accidental, unauthorized, unauthenticated or unlawful access, copying, use, processing, disclosure, alteration, transfer, loss or destruction of the Fund Data;

c.        Comply with applicable governmental laws, rules and regulations that are relevant to the handling, processing and use of Fund Data by DST in accordance with the Agreement; and

d.        Implement customary administrative, physical, technical, procedural and organizational safeguards.

e.        Implement means and technology to encrypt Fund Data, mutually acceptable between the Fund and DST, while in transit to and from DST.

2. Risk Assessments.

a.        Risk Assessment - DST shall, at least annually, perform risk assessments that are designed to identify material threats (both internal and external) against Fund Data, the likelihood of those threats Schedule 10.2 p.2 occurring and the impact of those threats upon DST organization to evaluate and analyze the appropriate level of information security safeguards (“Risk Assessments”).

b.        Risk Mitigation - DST shall use commercially reasonable efforts to manage, control and remediate threats identified in the Risk Assessments that it believes are likely to result in material unauthorized access, copying, use, processing, disclosure, alteration, transfer, loss or destruction of Fund Data, consistent with the Objective, and commensurate with the sensitivity of the Fund Data and the complexity and scope of the activities of DST pursuant to the Agreement.

c.        Security Controls Testing - DST shall, on approximately an annual basis, engage an independent external party to conduct a review (including information security) of DST’s systems that are related to the provision of services. DST shall have a process to review and evaluate high risk findings resulting from this testing.

3.        Security Controls. Annually, upon Fund’s reasonable request, DST shall provide Fund’s Chief Information Security Officer or his or her designee with a summary of its corporate information security policy and an opportunity to discuss DST’s information security measures, and a high level and non-confidential summary of any penetration testing related to the provision of in-scope services . DST shall review its Security Policy annually.

4.        Organizational Security.

a.        Responsibility - DST shall assign responsibility for information security management to qualified personnel only.

b.        Access - DST shall permit only those personnel performing roles supporting the provision of services under the Agreement to access Fund Data.

c.        Confidentiality - DST personnel who have accessed or otherwise been made known of Fund Data shall maintain the confidentiality of such information in accordance with the terms of the Agreement.

d.        Training - DST will provide information security training to its personnel on approximately an annual basis.

5.       Asset Management.

a.        Data Sensitivity - DST acknowledges that it understands the sensitivity of Fund Data.

b.        External Hosting Facilities – DST shall implement controls, consistent with applicable prevailing industry practices and standards, regarding the collection, use, storage and/or disclosure of Fund Data by an external hosting provider.

6.        Physical Security.

a.       Securing Physical Facilities - DST shall maintain systems located in DST facilities that host Fund Data or provide services under the Agreement in an environment that is designed to be physically secure and to allow access only to authorized individuals. A secure environment includes the availability of onsite security personnel on a 24 x 7 basis or equivalent means of monitoring locations supporting the delivery of services under the Agreement.

b.        Physical Security of Media - DST shall implement controls, consistent with applicable prevailing industry practices and standards, that are designed to deter the unauthorized viewing, copying, alteration or removal of any media containing Fund Data. Removable media on which Fund Data is Schedule 10.2 p.3 stored by DST (including thumb drives, CDs, and DVDs, and PDAS) will be encrypted based on DST encryption policies.

c.        Media Destruction - DST shall destroy removable media and any mobile device (such as discs, USB drives, DVDs, back-up tapes, laptops and PDAs) containing Fund Data or use commercially reasonable efforts to render Fund Data on such physical media unintelligible if such media or mobile device is no longer intended to be used. All backup tapes that are not destroyed must meet the level of protection described in this Security Schedule until destroyed or rendered irretrievable.

d.        Paper Destruction - DST shall shred all paper waste containing Fund Data and dispose in a secure and confidential manner making it unrecoverable.

7.        Communications and Operations Management.

a.        Network Penetration Testing - DST shall, on approximately an annual basis, contract with an independent third party to conduct a network penetration test on its network having access to or holding or containing Fund Data. DST shall have a process to review and evaluate high risk findings resulting from this testing.

b.        Data Protection During Transmission - DST shall encrypt, using an industry standard encryption algorithm, personally identifiable Fund Data when such data is transmitted.

c.        Data Loss Prevention - DST shall implement a data leakage program that is designed to identify, detect, monitor and document Fund Data leaving DST’s control without authorization in place.

d.        Malicious Code – DST shall implement controls that are designed to detect the introduction or intrusion of malicious code on information systems handling or holding Fund Data and implement a process for removing said malicious code from information systems handling or holding Fund Data.

8.        Access Controls.

a.        Authorized Access - DST shall have controls that are designed to maintain the logical separation such that access to systems hosting Fund Data and/or being used to provide services to Fund will uniquely identify each individual requiring access, grant access only to authorized personnel based on the principle of least privileges, and prevent unauthorized access to Fund Data.

b.        User Access - DST shall have a process to promptly disable access to Fund Data by any DST personnel who no longer requires such access. DST will also promptly remove access of Fund personnel upon receipt of notification from Fund.

c.        Authentication Credential Management - DST shall communicate authentication credentials to users in a secure manner, with a proof of identity check of the intended users.

d.        Multi-Factor Authentication for Remote Access - DST shall use multi factor authentication and a secure tunnel, or another strong authentication mechanism, when remotely accessing DST’s internal network.

9.        Use of Laptop and Mobile Devices in connection with the Agreement.

a.        Encryption Requirements – DST will not locally store Fund Data on any laptops or mobile devices (e.g., Blackberries, PDAs) managed by DST.

b.        Secure Storage - DST shall require that all laptops and mobile devices be securely stored Schedule 10.2 p.4 whenever out of the personnel’s immediate possession.

c.        Inactivity Timeout - DST shall employ access and password controls as well as inactivity timeouts of no longer than fifteen (15) minutes on laptops, desktops and mobile devices managed by DST and used by DST’s personnel.

10.        Information Systems Acquisition Development and Maintenance. a. Fund Data – Fund Data shall only be used by DST for the purposes specified in the Agreement. b. Virus Management - DST shall maintain a malware protection program designed to deter malware infections, detect the presence of malware within DST environment.

11.        Incident Event and Communications Management.

a.        Incident Management/Notification of Breach - DST shall develop, implement and maintain an incident response plan that specifies actions to be taken when DST or one of its subcontractors suspects or detects that a party has gained material unauthorized access to Fund Data or systems or applications containing any Fund Data (the “Response Plan”). Such Response Plan shall include the following:

i.        Escalation Procedures - An escalation procedure that includes notification to senior managers and appropriate reporting to regulatory and law enforcement agencies. This procedure shall provide for reporting of incidents that compromise the confidentiality of Fund Data (including backed up data) to Fund via telephone or email (and provide a confirmatory notice in writing as soon as practicable); provided that the foregoing notice obligation is excused for such period of time as DST is prohibited by law, rule, regulation or other governmental authority from notifying Fund.

ii.        Incident Reporting - DST will use commercially reasonable efforts to promptly furnish to Fund information that DST has regarding the general circumstances and extent of such unauthorized access to the Fund Data.

iii.        Investigation and Prevention - DST shall reasonably assist Fund in investigating of any such unauthorized access and shall use commercially reasonable efforts to: (A) cooperate with Fund in its efforts to comply with statutory notice or other legal obligations applicable to Fund or its clients arising out of unauthorized access and to seek injunctive or other equitable relief; (B) cooperate with Fund in litigation and investigations against third parties reasonably necessary to protect its proprietary rights; and (C) take reasonable actions necessary to mitigate loss from any such authorized access.

FIRST AMENDMENT TO THE TRANSFER AGENCY SERVICES AGREEMENT

This First Amendment (the “First Amendment”) to the Transfer Agency and Services Agreement dated June 1, 2022 (the “Agreement”) is entered into as of July 2 2022, between each of the investment vehicles listed on Schedule A of the Agreement, as amended hereto (the “Funds”) and DST Asset Manager Solutions, Inc. (“DST”, and together with the Funds, each a “Party” and collectively, the “Parties”).

WHEREAS, on June 1, 2022, the Parties executed the Agreement by which the Funds agreed to engage DST to provide certain transfer agency services for the Funds and DST agreed to provide such services in accordance with and subject to the terms of the Agreement; and

WHEREAS, the Parties wish to amend Schedule A to the Agreement and make certain other changes;

NOW, THEREFORE, in consideration of the representations, warranties, covenants, and agreements set forth in the Agreement, the Parties hereby agree to enter into this First Amendment as follows:

1.       Schedule A to the Agreement is deleted in its entirety and replaced by the Schedule A attached to this First Amendment.

2.       The first paragraph of Appendix 2 of the Agreement is deleted in its entirety and replaced by the following text:

“All capitalized terms not defined in this Information Security Schedule (this “Security Schedule”) shall have the meanings ascribed to them in the Transfer Agency and Service Agreement by and between DST and each of the funds listed on Schedule A thereto (each such fund, or series thereof, severally, and not jointly, the “Fund”) dated June 1, 2022 (the “Agreement”).”

[First Amendment to the Transfer Agency and Service Agreement signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have duly executed this First Amendment as of the date first above written.

DST ASSET MANAGER SOLUTIONS, INC.		BY EACH OF THE FEDERATED HERMES FUNDS LISTED ON SCHEDULE A (OTHER THAN COLLECTIVE TRUSTS), SEVERALLY AND NOT JOINTLY
By:	/s/ Nick Wright	By:	/s/ Peter Germain
Name:	Nick Wright	Name:	Peter Germain
Title:	Authorized Signatory	Title:	Secretary

BY EACH OF THE FEDERATED HERMES FUNDS THAT ARE COLLECTIVE TRUSTS, SEVERALLY AND NOT JOINTLY
By:	/s/ Richard A. Novak
Name:	Richard A. Novak
Title:	President

[Signature Page to the First Amendment to the Transfer Agency and Services Agreement]

AMENDMENT

to

Services Agreement

between

the Funds

and

DST Asset Manager Solutions, Inc.

This Amendment is made as of the 9th day of July, 2025 effective as of July 1, 2025 (the “Effective Date”) between SS&C GIDS, Inc. (the “Transfer Agent”) and each of the investment vehicles listed on Schedule A (each, a “Fund” and collectively, the “Funds”) to the Services Agreement dated June 1, 2022, as amended (the “Agreement”). In accordance with Section 13.1 (Amendment; Modification) of the Agreement, the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1. SS&C GIDS, Inc. is successor by assignment to DST Asset Manager Solutions, Inc. Any reference to DST Asset Manager Solutions, Inc. in the Agreement shall be replaced with SS&C GIDS, Inc.

2. Schedule A. The current Schedule A to the Agreement is hereby replaced and superseded with the Schedule A attached hereto, effective as of July 1, 2025; and

3. All defined terms and definitions in the Agreement shall be the same in this Amendment (the “July 1, 2025 Amendment”) except as specifically revised by this Amendment; and

4. Except as specifically set forth in this July 1, 2025 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this July 1, 2025 Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first above written.

BY EACH OF THE FEDERATED HERMES FUNDS LISTED ON SCHEDULE A (OTHER THAN COLLECTIVE TRUSTS), SEVERALLY AND NOT JOINTLY	SS&C GIDS, INC.

By: /s/ Peter Germain Name: Peter Germain Title: Secretary	By: Nick Wright Name: Nick Wright Title: Authorized Signatory

BY EACH OF THE FEDERATED HERMES FUNDS THAT ARE COLLECTIVE TRUSTS, SEVERALLY AND NOT JOINTLY

By:/s/ Richard A. Novak Name: Richard A. Novak Title: President-FITC

Schedule A
1-Aug-24
Funds

Date added to the contract	REGISTRANT NAME	SERIES NAME (if applicable)	Transfer Agent Fund Number	Class
7/1/2004	Federated Hermes Adjustable Rate Securities Trust
		FEDERATED HERMES ADJUSTABLE RATE FUND	96	A
		FEDERATED HERMES ADJUSTABLE RATE FUND	325	IS

8/31/2017	Federated Hermes Adviser Series
		FEDERATED HERMES EMERGING MARKETS EQUITY FUND	813	IS
		FEDERATED HERMES EMERGING MARKETS EQUITY FUND	818	R6
		FEDERATED HERMES CONSERV MICROSHORT	564	IS
		FEDERATED HERMES CONSERV MICROSHORT	563	A
		FEDERATED HERMES CONSERV MUNI MICRO	567	IS
		FEDERATED HERMES CONSERV MUNI MICRO	565	A
		FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND	431	A
		FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND	441	IS
		FEDERATED HERMES SDG ENGAGEMENT EQUITY FUND	442	R6
		FEDERATED HERMES SDG ENGAGEMENT HY CREDIT FUND	669	IS
		FEDERATED HERMES SDG ENGAGEMENT HY CREDIT FUND	672	R6
		FEDERATED HERMES INTERNATIONAL EQUITY FUND	713	A
		FEDERATED HERMES INTERNATIONAL EQUITY FUND	714	C
		FEDERATED HERMES INTERNATIONAL EQUITY FUND	717	IS
		FEDERATED HERMES INTERNATIONAL EQUITY FUND	718	R6
		FEDERATED HERMES INTERNATIONAL GROWTH FUND	728	IS
		FEDERATED HERMES INTERNATIONAL GROWTH FUND	778	R6
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	426	IS
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	428	SS
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	429	R6
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	419	A
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	422	C
		FEDERATED HERMES MDT LARGE CAP VALUE FUND	425	R
		FEDERATED HERMES U.S. SMID FUND	165	IS
		FEDERATED HERMES MDT MARKET NEUTRAL FUND	299	A
		FEDERATED HERMES MDT MARKET NEUTRAL FUND	315	IS

	Federated Hermes Core Trust:
3/21/2016		EMERGING MARKETS CORE FUND	812
8/16/2010		BANK LOAN CORE FUND	850
7/1/2004		MORTGAGE CORE FUND	938
7/1/2004		HIGH YIELD BOND CORE FUND	871

	Federated Hermes Core Trust III:
3/1/2008		PROJECT AND TRADE FINANCE CORE FUND	148

	Federated Hermes Equity Funds:
12/1/2008		FEDERATED HERMES CLOVER SMALL VALUE FUND	639	A
		FEDERATED HERMES CLOVER SMALL VALUE FUND	658	C
		FEDERATED HERMES CLOVER SMALL VALUE FUND	659	IS
		FEDERATED HERMES CLOVER SMALL VALUE FUND	670	R
		FEDERATED HERMES CLOVER SMALL VALUE FUND	539	R6
3/1/2008		FEDERATED HERMES INTL STRATEGIC VAL DIV FUND	432	A
		FEDERATED HERMES INTL STRATEGIC VAL DIV FUND	433	C
		FEDERATED HERMES INTL STRATEGIC VAL DIV FUND	434	IS
		FEDERATED HERMES INTL STRATEGIC VAL DIV FUND	466	R6
7/1/2004		FEDERATED HERMES KAUFMANN FUND	66	A
		FEDERATED HERMES KAUFMANN FUND	70	C
		FEDERATED HERMES KAUFMANN FUND	74	R
		FEDERATED HERMES KAUFMANN FUND	123	IS
9/17/2007		FEDERATED HERMES KAUFMANN LARGE CAP FUND	352	A
		FEDERATED HERMES KAUFMANN LARGE CAP FUND	353	C
		FEDERATED HERMES KAUFMANN LARGE CAP FUND	355	IS
		FEDERATED HERMES KAUFMANN LARGE CAP FUND	354	R
		FEDERATED HERMES KAUFMANN LARGE CAP FUND	401	R6
7/1/2004		FEDERATED HERMES KAUFMANN SMALL CAP FUND	163	IS
		FEDERATED HERMES KAUFMANN SMALL CAP FUND	146	R6
		FEDERATED HERMES KAUFMANN SMALL CAP FUND	757	A
		FEDERATED HERMES KAUFMANN SMALL CAP FUND	759	C
		FEDERATED HERMES KAUFMANN SMALL CAP FUND	154	R
7/1/2004		FEDERATED HERMES MDT MID CAP GROWTH FUND	677	A
		FEDERATED HERMES MDT MID CAP GROWTH FUND	650	C
		FEDERATED HERMES MDT MID CAP GROWTH FUND	656	IS
		FEDERATED HERMES MDT MID CAP GROWTH FUND	679	R6
9/1/2008		FEDERATED HERMES PRUDENT BEAR FUND	409	A
		FEDERATED HERMES PRUDENT BEAR FUND	415	C
		FEDERATED HERMES PRUDENT BEAR FUND	418	IS
12/1/2004		FEDERATED HERMES STRATEGIC VALUE DIVIDEND	661	A
		FEDERATED HERMES STRATEGIC VALUE DIVIDEND	663	C
		FEDERATED HERMES STRATEGIC VALUE DIVIDEND	662	IS
		FEDERATED HERMES STRATEGIC VALUE DIVIDEND	251	R6

7/1/2004	Federated Hermes Equity Income Fund Inc.

		FEDERATED HERMES EQUITY INCOME FUND	34	R
		FEDERATED HERMES EQUITY INCOME FUND	241	C
		FEDERATED HERMES EQUITY INCOME FUND	326	A
		FEDERATED HERMES EQUITY INCOME FUND	849	IS
		FEDERATED HERMES EQUITY INCOME FUND	304	F

7/1/2004	Federated Hermes Fixed Income Securities, Inc.:

		FEDERATED HERMES MUNI ULTRASHORT FUND	253	IS
		FEDERATED HERMES MUNI ULTRASHORT FUND	254	A
		FEDERATED HERMES MUNI ULTRASHORT FUND	230	R6
		FEDERATED HERMES STRATEGIC INCOME FUND	382	C
		FEDERATED HERMES STRATEGIC INCOME FUND	383	F
		FEDERATED HERMES STRATEGIC INCOME FUND	381	A
		FEDERATED HERMES STRATEGIC INCOME FUND	414	R6
		FEDERATED HERMES STRATEGIC INCOME FUND	653	IS

6/1/2008	Federated Hermes Global Allocation Fund

		FEDERATED HERMES GLOBAL ALLOCATION FUND	608	C
		FEDERATED HERMES GLOBAL ALLOCATION FUND	894	R
		FEDERATED HERMES GLOBAL ALLOCATION FUND	232	R6
		FEDERATED HERMES GLOBAL ALLOCATION FUND	11	A
		FEDERATED HERMES GLOBAL ALLOCATION FUND	879	IS

7/1/2004	Federated Hermes Government Income Trust
		FEDERATED HERMES GOVERNMENT INCOME FUND	36	IS
		FEDERATED HERMES GOVERNMENT INCOME FUND	102	SS

7/1/2004	Federated Hermes Sustainable High Yield Bond Fund (formerly Federated Hermes High Income Bond Fund, Inc)
		FEDERATED HERMES SUSTAINABLE HIGH YIELD BOND FUND	492	R6
		FEDERATED HERMES SUSTAINABLE HIGH YIELD BOND FUND	242	C
		FEDERATED HERMES SUSTAINABLE HIGH YIELD BOND FUND	317	A
		FEDERATED HERMES SUSTAINABLE HIGH YIELD BOND FUND	491	IS

7/1/2004	Federated Hermes High Yield Trust:
		FEDERATED HERMES OPPORTNSTC HI-YLD BND	77	IS
		FEDERATED HERMES OPPORTNSTC HI-YLD BND	113	A
		FEDERATED HERMES OPPORTNSTC HI-YLD BND	120	C
		FEDERATED HERMES OPPORTNSTC HI-YLD BND	430	R6
		FEDERATED HERMES OPPORTNSTC HI-YLD BND	38	SS

7/1/2004	Federated Hermes Income Securities Trust:
		FEDERATED HERMES CAPITAL INCOME FUND	312	A
		FEDERATED HERMES CAPITAL INCOME FUND	244	C
		FEDERATED HERMES CAPITAL INCOME FUND	374	F
		FEDERATED HERMES CAPITAL INCOME FUND	300	R
		FEDERATED HERMES CAPITAL INCOME FUND	830	IS
9/1/2004		FEDERATED HERMES FLTG RATE STR INCOME FUND	701	R6
		FEDERATED HERMES FLTG RATE STR INCOME FUND	693	IS
		FEDERATED HERMES FLTG RATE STR INCOME FUND	687	A
		FEDERATED HERMES FUND U.S. GOV SECURITIES	238	C
		FEDERATED HERMES FUND U.S. GOV SECURITIES	309	A
		FEDERATED HERMES FUND U.S. GOV SECURITIES	614	IS
7/1/2004		FEDERATED HERMES INTERM CORP BOND FUND	303	IS
		FEDERATED HERMES INTERM CORP BOND FUND	348	SS
		FEDERATED HERMES INTERM CORP BOND FUND	387	R6
		FEDERATED HERMES MUNI & STOCK ADVT FUND	887	A
		FEDERATED HERMES MUNI & STOCK ADVT FUND	889	C
		FEDERATED HERMES MUNI & STOCK ADVT FUND	901	F
		FEDERATED HERMES MUNI & STOCK ADVT FUND	876	IS
12/1/2005		FEDERATED HERMES INFL PROTECTED SEC FD	183	A
		FEDERATED HERMES INFL PROTECTED SEC FD	184	C
		FEDERATED HERMES INFL PROTECTED SEC FD	185	IS
		FEDERATED HERMES INFL PROTECTED SEC FD	327	R6
7/18/2004		FEDERATED HERMES SHORT-TERM INCOME FUND	292	R6
		FEDERATED HERMES SHORT-TERM INCOME FUND	65	SS
		FEDERATED HERMES SHORT-TERM INCOME FUND	638	IS
		FEDERATED HERMES SHORT-TERM INCOME FUND	607	A

	Federated Hermes Index Trust:
7/1/2004		FEDERATED HERMES MAX-CAP INDEX FUND	39	IS
		FEDERATED HERMES MAX-CAP INDEX FUND	895	R
		FEDERATED HERMES MAX-CAP INDEX FUND	281	SS
		FEDERATED HERMES MAX-CAP INDEX FUND	867	C
7/1/2004		FEDERATED HERMES MID-CAP INDEX FUND	156	R6
		FEDERATED HERMES MID-CAP INDEX FUND	153	IS
		FEDERATED HERMES MID-CAP INDEX FUND	151	SS

	Federated Hermes Institutional Trust
7/1/2004		FEDERATED HERMES GOV ULTRASHORT FUND	969	SS
		FEDERATED HERMES GOV ULTRASHORT FUND	891	A
		FEDERATED HERMES GOV ULTRASHORT FUND	840	R6
		FEDERATED HERMES GOV ULTRASHORT FUND	626	IS
		FEDERATED HERMES INSTL HIGH YIELD BOND FUND	828	A
		FEDERATED HERMES INSTL HIGH YIELD BOND FUND	829	C
7/1/2004		FEDERATED HERMES INSTL HIGH YIELD BOND FUND	900	IS
		FEDERATED HERMES INSTL HIGH YIELD BOND FUND	221	R6
6/1/2005		FEDERATED HERMES SH-INT TOTAL RETURN BOND	114	A
		FEDERATED HERMES SH-INT TOTAL RETURN BOND	63	IS
		FEDERATED HERMES SH-INT TOTAL RETURN BOND	107	SS
		FEDERATED HERMES SH-INT TOTAL RETURN BOND	127	R6

	Federated Hermes Insurance Series
7/1/2004		FEDERATED HERMES MANAGED VOLATILITY FUND II	333	P
		FEDERATED HERMES MANAGED VOLATILITY FUND II	403	S
		FEDERATED HERMES FUND U.S. GOV SECURITIES II	334	--
		FEDERATED HERMES GOVT MONEY FUND II	330	S
7/1/2004		FEDERATED HERMES HIGH INCOME BOND II	250	S
		FEDERATED HERMES HIGH INCOME BOND II	336	P
7/1/2004		FEDERATED HERMES KAUFMANN FUND II	953	P
		FEDERATED HERMES KAUFMANN FUND II	957	S
7/1/2004		FEDERATED HERMES QUALITY BOND II	921	P
		FEDERATED HERMES QUALITY BOND II	929	S

	Federated Hermes Investment Series Funds, Inc.:

		FEDERATED HERMES CORPORATE BOND FUND	641	A
		FEDERATED HERMES CORPORATE BOND FUND	643	C
		FEDERATED HERMES CORPORATE BOND FUND	655	IS
		FEDERATED HERMES CORPORATE BOND FUND	671	R6
		FEDERATED HERMES CORPORATE BOND FUND	198	F

	Federated Hermes Managed Pool Series:

12/1/2005		FEDERATED HERMES CORPORATE BOND STRATEGY PORTFOLIO	157
12/1/2005		FEDERATED HERMES HIGH-YIELD STRATEGY PORTFOLIO	744
12/1/2005		FEDERATED HERMES INTL BOND STRATEGY PORT	742
12/1/2014		FEDERATED HERMES INTERNATIONAL DIV STRATEGY	569
12/1/2005		FEDERATED HERMES MORTGAGE STRATEGY PORT	743

	Federated Hermes MDT Series:
7/31/2006		FEDERATED HERMES MDT ALL CAP CORE FUND	210	A
		FEDERATED HERMES MDT ALL CAP CORE FUND	224	C
		FEDERATED HERMES MDT ALL CAP CORE FUND	226	IS
		FEDERATED HERMES MDT ALL CAP CORE FUND	233	R6
7/31/2006		FEDERATED HERMES MDT BALANCED FUND	285	A
		FEDERATED HERMES MDT BALANCED FUND	296	C
		FEDERATED HERMES MDT BALANCED FUND	297	IS
		FEDERATED HERMES MDT BALANCED FUND	314	R6
7/31/2006		FEDERATED HERMES MDT LARGE CAP GROWTH FUND	265	A
		FEDERATED HERMES MDT LARGE CAP GROWTH FUND	267	C
		FEDERATED HERMES MDT LARGE CAP GROWTH FUND	269	IS
		FEDERATED HERMES MDT LARGE CAP GROWTH FUND	199	R6
7/31/2006		FEDERATED HERMES MDT SMALL CAP CORE FUND	237	A
		FEDERATED HERMES MDT SMALL CAP CORE FUND	245	C
		FEDERATED HERMES MDT SMALL CAP CORE FUND	255	IS
		FEDERATED HERMES MDT SMALL CAP CORE FUND	223	R6
7/31/2006		FEDERATED HERMES MDT SMALL CAP GROWTH FUND	282	A
		FEDERATED HERMES MDT SMALL CAP GROWTH FUND	283	C
		FEDERATED HERMES MDT SMALL CAP GROWTH FUND	284	IS
		FEDERATED HERMES MDT SMALL CAP GROWTH FUND	231	R6

	Federated Hermes Municipal Bond Fund, Inc:
		FEDERATED HERMES MUNICIPAL BOND FUND INC.	141	IS
		FEDERATED HERMES MUNICIPAL BOND FUND INC.	375	F
		FEDERATED HERMES MUNICIPAL BOND FUND INC.	243	C
		FEDERATED HERMES MUNICIPAL BOND FUND INC.	384	A

	Federated Hermes Municipal Securities Income Trust:
6/1/2006		FEDERATED HERMES MUNI HIGH YIELD ADVT FUND	310	F
		FEDERATED HERMES MUNI HIGH YIELD ADVT FUND	214	C
		FEDERATED HERMES MUNI HIGH YIELD ADVT FUND	167	A
		FEDERATED HERMES MUNI HIGH YIELD ADVT FUND	380	IS
		FEDERATED HERMES OHIO MUNI INCOME	164	A
		FEDERATED HERMES OHIO MUNI INCOME	313	F
		FEDERATED HERMES OHIO MUNI INCOME	623	IS
7/1/2004		FEDERATED HERMES PENNSYLVANIA MUNI INCOME	311	A
		FEDERATED HERMES PENNSYLVANIA MUNI INCOME	673	IS

7/1/2024	Federated Hermes Short- Intermediate Duration Municipal Trust

		FEDERATED HERMES SH-INT MUNI FUND	291	A
		FEDERATED HERMES SH-INT MUNI FUND	24	IS
		FEDERATED HERMES SH-INT MUNI FUND	289	SS

7/1/2004	Federated Hermes Total Return Government Bond Fund

		FEDERATED HERMES TOTAL RETURN GOVT BOND FUND	234	R6
		FEDERATED HERMES TOTAL RETURN GOVT BOND FUND	648	SS
		FEDERATED HERMES TOTAL RETURN GOVT BOND FUND	647	IS

	Federated Hermes Total Return Series, Inc.:
7/1/2004		FEDERATED HERMES CORE BOND FUND	835	IS
		FEDERATED HERMES CORE BOND FUND	837	A
7/1/2004		FEDERATED HERMES TOTAL RETURN BOND FUND	328	IS
		FEDERATED HERMES TOTAL RETURN BOND FUND	288	SS
		FEDERATED HERMES TOTAL RETURN BOND FUND	893	R
		FEDERATED HERMES TOTAL RETURN BOND FUND	225	R6
		FEDERATED HERMES TOTAL RETURN BOND FUND	404	A
		FEDERATED HERMES TOTAL RETURN BOND FUND	406	C
7/1/2004		FEDERATED HERMES ULTRASHORT BOND FUND	218	A
		FEDERATED HERMES ULTRASHORT BOND FUND	838	SS
		FEDERATED HERMES ULTRASHORT BOND FUND	108	IS
		FEDERATED HERMES ULTRASHORT BOND FUND	344	R6

7/1/2004	Federated Hermes Short-Term Government Trust
		FEDERATED HERMES SHORT-TERM GOV'T FUND	100	SS
		FEDERATED HERMES SHORT-TERM GOV'T FUND	9	IS

7/1/2004	Federated Hermes Short-Intermediate Government Trust
		FEDERATED HERMES SHORT-INTERMEDIATE GOV'T FUND	192	SS
		FEDERATED HERMES SHORT-INTERMEDIATE GOV'T FUND	896	R
		FEDERATED HERMES SHORT-INTERMEDIATE GOV'T FUND	47	IS

	Federated Hermes World Investment Series, Inc.:
7/1/2004		FEDERATED HERMES EMERGING MARKET DEBT FUND	831	IS
		FEDERATED HERMES EMERGING MARKET DEBT FUND	609	A
		FEDERATED HERMES EMERGING MARKET DEBT FUND	611	C
7/1/2004		FEDERATED HERMES INTERNATIONAL LEADERS FUND	103	A
		FEDERATED HERMES INTERNATIONAL LEADERS FUND	105	C
		FEDERATED HERMES INTERNATIONAL LEADERS FUND	119	IS
		FEDERATED HERMES INTERNATIONAL LEADERS FUND	106	R
		FEDERATED HERMES INTERNATIONAL LEADERS FUND	110	R6
7/1/2004		FEDERATED HERMES INTL SMALL-MID COMPANY FUND	695	A
		FEDERATED HERMES INTL SMALL-MID COMPANY FUND	697	C
		FEDERATED HERMES INTL SMALL-MID COMPANY FUND	682	IS

7/1/2004	Federated Hermes Intermediate Municipal Trust

		FEDERATED HERMES INTERMEDIATE MUNI FUND	78	SS
		FEDERATED HERMES INTERMEDIATE MUNI FUND	739	IS

	Federated Hermes Money Market Obligations Trust:

7/1/2004		FEDERATED HERMES CALIFORNIA MUNI CASH TRUST	80	SS
		FEDERATED HERMES CALIFORNIA MUNI CASH TRUST	800	WS
		FEDERATED HERMES CALIFORNIA MUNI CASH TRUST	280	CII
		FEDERATED HERMES CALIFORNIA MUNI CASH TRUST	809	CAP
		FEDERATED HERMES CALIFORNIA MUNI CASH TRUST	810	CS
12/1/2004		FEDERATED HERMES CAPITAL RESERVES FUND	806
7/1/2004		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	386	CS
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	385	CII
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	805	CAP
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	158	ADM
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	117	PRM
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	5	IS
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	703	TR
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	395	SS
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	7	SEL
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	484	AVR
		FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND	707	SDG
7/1/2004		FEDERATED HERMES GOVT OBLIGATIONS TAX-MGD FD	613	AS
		FEDERATED HERMES GOVT OBLIGATIONS TAX-MGD FD	636	IS
		FEDERATED HERMES GOVT OBLIGATIONS TAX-MGD FD	637	SS
12/1/2004		FEDERATED HERMES GOVERNMENT RESERVES FUND	970	A
		FEDERATED HERMES GOVERNMENT RESERVES FUND	972	C
		FEDERATED HERMES GOVERNMENT RESERVES FUND	807	P
		FEDERATED HERMES GOVERNMENT RESERVES FUND	973	F
		FEDERATED HERMES INSTITUTIONAL PRIME OBLIGATIONS FUND	10	IS
		FEDERATED HERMES INSTITUTIONAL PRIME OBLIGATIONS FUND	396	SS
7/1/2024		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	858	CAP
		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	821	CS
		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	820	CII
		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	852	WS
		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	839	IV
		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	855	SS
		FEDERATED HERMES MUNICIPAL OBLIGATIONS FUND	833	AS
7/1/2024		FEDERATED HERMES NEW YORK MUNI CASH TRUST	878	CS
		FEDERATED HERMES NEW YORK MUNI CASH TRUST	12	SS
		FEDERATED HERMES NEW YORK MUNI CASH TRUST	825	WS
		FEDERATED HERMES NEW YORK MUNI CASH TRUST	111	CII
7/1/2024		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	857	CAP
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	911	CII
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	851	WS
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	854	SS
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	909	AS
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	914	R
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	913	CS
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	915	TR
		FEDERATED HERMES PRIME CASH OBLIGATIONS FD	485	AVR
7/1/2024		FEDERATED HERMES TAX-FREE OBLIGATIONS FUND	15	WS
		FEDERATED HERMES TAX-FREE OBLIGATIONS FUND	397	SS
		FEDERATED HERMES TAX-FREE OBLIGATIONS FUND	486	AVR
7/1/2024		FEDERATED HERMES INSTITUTIONAL TAX-FREE CSH TR	42	IS
		FEDERATED HERMES INSTITUTIONAL TAX-FREE CSH TR	73	PRM
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	583	ADM
7/1/2004		FEDERATED HERMES TREASURY OBLIGATIONS FUND	115	AS
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	577	AVR
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	862	CAP
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	584	CMS
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	68	IS
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	576	PRM
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	398	SS
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	578	SEL
		FEDERATED HERMES TREASURY OBLIGATIONS FUND	702	TR
7/1/2004		FEDERATED HERMES TR FOR U.S. TRSY OBLIGATIONS	54	CS
		FEDERATED HERMES TR FOR U.S. TRSY OBLIGATIONS	52	CII
		FEDERATED HERMES TR FOR U.S. TRSY OBLIGATIONS	59	IS
		FEDERATED HERMES TR FOR U.S. TRSY OBLIGATIONS	585	SS
7/1/2004		FEDERATED HERMES US TRSY CASH RESERVES	575	ADM
		FEDERATED HERMES US TRSY CASH RESERVES	573	AVR
		FEDERATED HERMES US TRSY CASH RESERVES	388	CRS
		FEDERATED HERMES US TRSY CASH RESERVES	572	PRM
		FEDERATED HERMES US TRSY CASH RESERVES	574	SEL
		FEDERATED HERMES U.S. TREASURY CASH RSV	632	SS
		FEDERATED HERMES U.S. TREASURY CASH RSV	125	IS

		COLLECTIVE TRUSTS
		FEDERATED HERMES CAPITAL PRESERVATION FUND	4	ISP
		FEDERATED HERMES CAPITAL PRESERVATION FUND	25	RP
		FEDERATED HERMES CAPITAL PRESERVATION FUND	26	SP
		FEDERATED HERMES CAPITAL PRESERVATION FUND	27	yp
		FEDERATED HERMES CAPITAL PRESERVATION FUND	35	R6P
		FEDERATED HERMES CAPITAL PRESERVATION FUND	40	IP
		FEDERATED HERMES INSTITUTIONAL FIXED INCOME FUND	45

SS&C GIDS, Inc. (successor by assignment to DST Asset Manager Solutions, Inc.)
By: /s/ Nicholas Wright	By: /s/ Peter Germain
Name: Nicholas Wright	Name: Peter Germain
Title: Authorized Signatory	Title: Secretary
By each of the Federated Hermes Funds that are Collective Trusts, severally and not jointly.
By: /s/ Richard A. Novak
Name: Richard A. Novak
Title: President

1 The accounts, transactions, items and activity reviewed in each case are subject to certain standard exclusions as set forth in written procedures of DST, which have been made available to the Fund and which may be modified from time to time.